UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:811-09086

TD Asset Management USA Funds Inc.

(Exact name of registrant as specified in charter)

399 Park Avenue, New York, New York 10022

(Address of principal executive offices) (Zip code)

R. Michael Thorfinnson, TD Asset Management USA Funds Inc.

399 Park Avenue, New York, New York 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code: 646-828-3653

Date of fiscal year end: January 31, 2019

Date of reporting period: January 31, 2019

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

TD Asset Management

ANNUAL REPORT

January 31, 2019

TD Asset Management USA Funds Inc.

TD 1- to 5-Year Corporate Bond Portfolio

TD 5- to 10-Year Corporate Bond Portfolio

TD Global Low Volatility Equity Fund

–	Institutional Class
–	Advisor Class

Epoch U.S. Small-Mid Cap Equity Fund

–	Institutional Class
–	Advisor Class

NOT FDIC INSURED •   NO BANK GUARANTEE •   MAY LOSE VALUE

® The TD logo and other trade-marks are the property of The Toronto-Dominion Bank.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-866-416-4031, or by visiting the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the 12-month period ending June 30th is available, without charge, online at www.tdamusa.com. Login to our website and click on Institutional Investors, Proxy Voting Rights. It will also be available by visiting the SEC’s website at http://www.sec.gov.

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. They are available by visiting the SEC’s website at http://www.sec.gov; and can be reviewed and copied at the Commission’s Public Reference Room in Washington, DC or by electronic request at publicinfo@sec.gov. For more information about these services, please call the SEC at 1-202-942-8090.

TD ASSET MANAGEMENT USA FUNDS INC.
Board of Directors and Executive Officers

DIRECTORS
Donald J. Herrema Chairman of the Board	Robert P. Herrmann James E. Kelly Barbara F. Palk
EXECUTIVE OFFICERS
R. Michael Thorfinnson President and Chief Executive Officer	Eric Kleinschmidt Treasurer and Chief Financial Officer
Allegra R. Ressa Anti-Money Laundering Officer	Michele R. Teichner Chief Compliance Officer
James Bernstein Secretary

Service Providers

Investment Manager & Administrator TDAM USA Inc. 399 Park Avenue New York, NY 10022	Transfer Agent FIS Investor Services, LLC 4249 Easton Way Suite 400 Columbus, OH 04319
Independent Registered Public Accounting Firm Ernst & Young LLP One Commerce Square 2005 Market Street Philadelphia, PA 19103	Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Directors Counsel Goodwin Procter LLP 901 New York Avenue, N.W. Washington, DC 20001
Custodian BNY Mellon One Wall Street New York, NY 10286
Distributor SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456

TD ASSET MANAGEMENT USA FUNDS INC.

Commentary

Over the fiscal year ended January 31, 2019, equity markets declined sharply while domestic fixed income posted incremental gains. Global equities, as represented by the MSCI ACWI ex-USA Total Return Index1, dropped by 11.59%. In the U.S., the S&P 500 Total Return Index1 was down by 2.31%.

Over the reporting period, seven of the eleven sectors in the S&P 500 Index delivered negative returns. The selloff intensified in December 2018 as investors dumped stocks amid concerns over an economic slowdown and fears that the U.S. Federal Reserve (the “Fed”) might be raising rates too quickly. Additionally, concern over ongoing trade negotiations between China and the U.S. pressured stocks towards the end of the reporting period. The Energy sector posted the second weakest performance in the S&P 500 Index, driven by a considerable reduction in oil prices. The worldwide oil supply rose, while weak global economic activity drove down demand for oil. Higher interest rates, global trade concerns and a widespread slowdown in global economic growth weighed on companies in the Industrials sector.

At its January 29-30 meeting, the Fed maintained the federal funds rate in a range of 2.25-2.50% and signaled that it may be near the end of its path towards balance sheet normalization. The Fed reiterated that economic growth remains robust, labor market conditions continue to strengthen, and unemployment remains low. Consumer spending continued to grow throughout the reporting period while the pace of business investment moderated somewhat. Additionally, inflation remained near 2%. The Fed will continue to monitor global economic and financial developments and assess their implications for the economic outlook.

U.S. Treasury rates increased for short and long-term maturities over the reporting period. The yield on the 2-year Treasury increased 31 basis points (bps) to 2.45%, while the yield on the 30-year Treasury increased by 7 bps to 3.00%. At 2.63%, the 10-year Treasury yield decreased by 8 bps over the reporting period. The shift upward in the yield curve contributed to the outperformance of shorter and longer maturity debt versus intermediate-term bonds. The Bloomberg Barclays U.S. Aggregate Bond Index1 returned 2.25% over the reporting period.

European gross domestic product (GDP) growth slowed in 2018, partially as a result of weaker export activity. The European Central Bank held its benchmark interest rate steady at 0.00% and confirmed it would end its asset purchasing program. The Bank of England kept its interest rate unchanged at 0.75% at its latest meeting, stating that it expects inflation to fall while pointing to uncertainty regarding the U.K.’s exit from the European Union. The Bank of Japan also left its interest rate unchanged at -0.10%. The Japanese economy contracted 2.5% on an annualized basis in the third quarter of 2018 as personal consumption and capital investment decreased. China’s third quarter GDP slowed from the previous quarter, to an annualized rate of 6.5%. While exports remained relatively strong, China’s dispute over U.S.-imposed tariffs negatively impacted manufacturing and production amid weaker domestic demand.

Performance Summary

TD 1- to 5-Year Corporate Bond Portfolio and TD 5- to 10-Year Corporate Bond Portfolio

Over the fiscal year, (i) the TD 1- to 5-Year Corporate Bond Portfolio generated a return of 2.72% compared with a return of 2.57% for its benchmark, the Bloomberg Barclays 1-5 Year U.S. Credit Index1, and (ii) the TD 5- to 10-Year Corporate Bond Portfolio generated a return of 2.75% compared with a return of 2.15% for its benchmark, the Bloomberg Barclays 5-10 Year U.S. Credit Index1. During the reporting period, both funds added some corporate exposure as credit spreads moved significantly wider through year end 2018. In January this move reversed itself and credit spreads moved significantly tighter which benefited the performance of the funds.

Investor demand for the relative safety of U.S. Treasuries increased as concerns heightened over a slowing global economy, trade tensions, falling oil prices and the U.S. Government shutdown. Intermediate-term yields decreased the most, reflecting a lower probability of multiple future rate increases by the Fed.

Concerns over a slowing global economy, heightened geopolitical risks, falling oil prices and a U.S. Government shutdown weighed heavily on non-Treasury issued debt. These concerns impacted the corporate bond sector the most. Widening credit spreads contributed to the underperformance of corporate bonds versus Treasury issues. Investors preferred the relative safety of higher quality issuers, causing BBB-rated credits, the lowest quality in the investment grade universe, to underperform their more highly rated investment-grade peers. We believe that continued positive economic growth in the U.S. should be supportive of the credit market. Our preference is for high quality investment grade bonds over government bonds.

Epoch U.S. Small-Mid Cap Equity Fund

Over the fiscal year, the Epoch U.S. Small-Mid Cap Equity Fund, Institutional Class, returned -9.34% and the Epoch U.S. Small-Mid Cap Equity Fund, Advisor Class, returned -9.32%, as compared to a return of -2.61% for the Russell 2500 Total Return Index1.

While security selection was positive in the consumer staples and health care sectors, selection in other sectors more than offset that advantage. Certain holdings within the consumer discretionary, financials, materials, and real estate sectors, among others, detracted from relative results.

Two related underlying factors contributed to the strategy's underperformance: the strong performance of unprofitable or “low quality” companies within the index, and the market's preference for high revenue growth over stable profit growth. Approximately 18% of the Russell 2500 Index consisted of unprofitable companies. This group significantly outperformed the return of the overall index. The index-beating returns posted by unprofitable companies have acted as a headwind for a portfolio that focuses on profitable companies with higher historical returns on equity and invested capital.

We believe the fund’s portfolio is superior to the index on several measures including cash generation, valuation, return on equity, and balance sheet strength.

TD Global Low Volatility Equity Fund

Over the fiscal year, the TD Global Low Volatility Equity Fund, Institutional Class, generated a return of 0.99%, and the TD Global Low Volatility Equity Fund, Advisor Class, generated a return of 0.70%, compared with the return of -7.48% for the benchmark, the MSCI All Country World Index (Net Dividend — USD)1.

Over the reporting period, the fund outperformed its benchmark in a down market as expected. Both stock selection and sector allocation added to performance. The underweight in health care and overweight in industrials detracted from performance but was more than offset by an overweight in consumer staples and utilities and an underweight in information technology. Stock selection within most sectors added to performance, most notably the selection within the communication services and industrials sectors. From a geographical perspective, stock selection within all regions contributed positively to the performance of the fund, most notably the selection within the U.S. and developed Europe ex UK.

The TD Global Low Volatility Equity Fund is comprised of equities with lower risk profiles, which should offer less volatility over the long term. As such, the fund is tilted towards defensive stocks, such as those in the consumer staples and utilities sectors. The fund has less exposure to cyclical or volatile stocks, such as those in the information technology and energy sectors. More defensive stocks are likely to underperform the benchmark index in strong market rallies and outperform in market downturns.

As always, we thank you for your business.

Michael Thorfinnson, CFA
President and Chief Executive Officer
TD Asset Management USA

The Funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or the U.S. government and are not deposits or obligations of, or guaranteed by, any bank.

An investor should consider the investment objectives, risks and charges and expenses of the Funds carefully before investing. For a full or summary prospectus containing this and other information about the Funds, please call your financial adviser or TD Ameritrade Institutional at 1-800-431-3500, or TD Ameritrade Client Services at 1-800-669-3900. The prospectus should be read carefully before investing or sending money.

This material represents an assessment of the market at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. The information should not be relied on as investment advice.

1 Index descriptions:

MSCI ACWI ex-USA Total Return Index: Measures the performance of large and mid-cap global companies outside of the U.S.

S&P 500 Total Return Index: Measures the performance of the 500 largest U.S. publicly traded companies.

Bloomberg Barclays U.S. Aggregate Bond Index: A broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).

Bloomberg Barclays 1-5 Year U.S. Credit Index: Measures the performance of U.S. investment grade corporate debt with a maturity between 1-5 years.

Bloomberg Barclays 5-10 Year U.S. Credit Index: Measures the performance of U.S. investment grade corporate debt with a maturity between 5-10 years.

Russell 2500 Total Return Index: Measures the performance of small and mid-cap U.S. companies. MSCI All Country World Index (Net Dividend — USD): A broad-based benchmark that measures the performance of equities all over the world.

TD ASSET MANAGEMENT USA FUNDS INC.
TD 1- to 5-Year Corporate Bond Portfolio • Fund Performance
(Unaudited)

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the TD 1- to 5-Year Corporate Bond Portfolio and the Bloomberg Barclays 1-5 Year U.S. Credit Index for the same period.

Growth of a $10,000 Investment

Annualized Total Return as of 1/31/2019	1-Year Return	3-Year Return	5-Year Return	Since Inception
TD 1- to 5-Year Corporate Bond Portfolio(1)(2)	2.72%	2.00%	1.68%	1.88%
Bloomberg Barclays 1-5 Year U.S. Credit Index(3)	2.57%	2.16%	1.89%	2.13%

(1)	Return before taxes.
(2)	Commenced operations on September 12, 2013.
(3)	The Bloomberg Barclays 1-5 Year U.S. Credit Index includes all medium and larger issues of U.S. government, investment-grade corporate and investment-grade international dollar-denominated bonds that have maturities of between 1 and 5 years. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Bond Credit Quality as of January 31, 2019

Credit Ratings(1)	Percentage of Net Assets
U.S. Government and U.S. Government Agency Obligations	13.1%
AAA	2.1%
AA	14.1%
A	36.2%
BBB	27.8%
Short-Term Investment and Other Net Assets	6.7%

(1)	Credit quality is based on ratings from Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). Where S&P ratings are not available, credit quality is based on ratings from Moody’s Investor Services, Inc. (“Moody’s”). S&P and Moody’s ratings have been selected for several reasons, including the access to information and materials provided by S&P and Moody’s, as well as the Fund’s consideration of industry practice. The Not Rated category, if applicable, consists of securities that have not been rated by S&P or Moody’s.

TD ASSET MANAGEMENT USA FUNDS INC.
TD 5- to 10-Year Corporate Bond Portfolio • Fund Performance
(Unaudited)

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the TD 5- to 10-Year Corporate Bond Portfolio and the Bloomberg Barclays 5-10 Year U.S. Credit Index for the same period.

Growth of a $10,000 Investment

Annualized Total Return as of 1/31/2019	1-Year Return	3-Year Return	5-Year Return	Since Inception
TD 5- to 10-Year Corporate Bond Portfolio(1)(2)	2.75%	3.15%	3.09%	3.65%
Bloomberg Barclays 5-10 Year U.S. Credit Index(3)	2.15%	3.60%	3.54%	4.18%

(1)	Return before taxes.
(2)	Commenced operations on September 12, 2013.
(3)	The Bloomberg Barclays 5-10 Year U.S. Credit Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility and financial companies, with maturities between 5 and 10 years. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Bond Credit Quality as of January 31, 2019

Credit Ratings(1)	Percentage of Net Assets
U.S. Government and U.S. Government Agency Obligations	11.4%
AAA	3.0%
AA	11.3%
A	38.0%
BBB	29.7%
Short-Term Investment and Other Net Assets	6.6%

(1)	Credit quality is based on ratings from Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). Where S&P ratings are not available, credit quality is based on ratings from Moody’s Investor Services, Inc. (“Moody’s”). S&P and Moody’s ratings have been selected for several reasons, including the access to information and materials provided by S&P and Moody’s, as well as the Fund’s consideration of industry practice. The Not Rated category, if applicable, consists of securities that have not been rated by S&P or Moody’s.

TD ASSET MANAGEMENT USA FUNDS INC.
TD Global Low Volatility Equity Fund • Fund Performance
(Unaudited)

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of TD Global Low Volatility Equity Fund and the MSCI All Country World Index Net Dividend — US$ for the same period.

Growth of a $10,000 Investment*

Annualized Total Return as of 1/31/2019	1-Year Return	3-Year Return	5-Year Return	Since Inception
TD Global Low Volatility Equity Fund, Institutional Class(1)(2)	0.99%	9.01%	8.59%	7.78%
TD Global Low Volatility Equity Fund, Advisor Class(1)(2)	0.70%	8.76%	8.47%	7.66%
MSCI All Country World Index Net Dividend — US$(3)	-7.48%	11.62%	6.72%	7.69%

________________

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on March 21, 2013.
(3)	The MSCI All Country World Index Net Dividend — US$ (“ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TD ASSET MANAGEMENT USA FUNDS INC.
Epoch U.S. Small-Mid Cap Equity Fund • Fund Performance
(Unaudited)

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of Epoch U.S. Small-Mid Cap Equity Fund and the Russell 2500 Total Return Index for the same period.

Growth of a $10,000 Investment*

Annualized Total Return as of 1/31/2019	1-Year Return	3-Year Return	5-Year Return	Since Inception
Epoch U.S. Small-Mid Cap Equity Fund, Institutional Class(1)(2)	-9.34%	10.98%	5.62%	6.99%
Epoch U.S. Small-Mid Cap Equity Fund, Advisor Class(1)(2)	-9.32%	10.97%	5.61%	6.99%
Russell 2500 Total Return Index(3)	-2.61%	14.42%	7.96%	9.38%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on May 30, 2013.
(3)	The Russell 2500 Total Return Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Disclosure of Fund Expenses (Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, distribution fees, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of the Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (August 1, 2018 through January 31, 2019).

The table below and on the following pages illustrates your Fund’s costs in two ways.

•	Actual Expenses. Each row marked “Actual” in the table provides information about actual account values and actual expenses. This information helps you to estimate the actual expenses that you paid over the period after fee waivers and reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number given for your Fund in the “Actual” line under the heading “Expenses Paid During Period”.
•	Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. Each row in the table marked “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the applicable Fund’s actual expense ratio. This information assumes that the Fund had a return of 5% before expenses during the year, (which is not the Fund’s actual return) and that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to provide a hypothetical expense example based on a 5% return. You may use this information to compare the ongoing costs of investing in the Funds and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 8/1/2018	Ending Account Value 1/31/19	Annualized Expense Ratios	Expenses Paid During Period*
TD 1- to 5-Year Corporate Bond Portfolio
Actual	$1,000.00	$1,024.30	—%	$—
Hypothetical (5% Return before expenses)	1,000.00	1,025.20	—	—
TD 5- to 10-Year Corporate Bond Portfolio
Actual	1,000.00	1,037.80	—	—
Hypothetical (5% Return before expenses)	1,000.00	1,025.20	—	—
TD Global Low Volatility Equity Fund — Institutional Class
Actual	1,000.00	1,006.60	0.90	4.55
Hypothetical (5% Return before expenses)	1,000.00	1,020.70	0.90	4.58
TD Global Low Volatility Equity Fund — Advisor Class
Actual	1,000.00	1,005.70	1.15	5.81
Hypothetical (5% Return before expenses)	1,000.00	1,019.40	1.15	5.85
Epoch U.S. Small-Mid Cap Equity Fund — Institutional Class
Actual	1,000.00	908.60	1.00	4.81
Hypothetical (5% Return before expenses)	1,000.00	1,020.20	1.00	5.09
Epoch U.S. Small-Mid Cap Equity Fund — Advisor Class
Actual	1,000.00	909.40	1.04	5.01
Hypothetical (5% Return before expenses)	1,000.00	1,020.00	1.04	5.30
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

TD ASSET MANAGEMENT USA FUNDS INC.
Notice to Shareholders (Unaudited)

For shareholders that do not have a January 31, 2019 tax year end, this notice is for informational purposes only. For shareholders with a January 31, 2019 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended January 31, 2019, the Fund is designating the following items with regard to distributions paid during the period:

	Capital Gain Distribution	Ordinary Income Distribution	Total	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Foreign Investors Qualified Interest Income(4)	Short-Term Capital Gain(5)	FTC(6)
TD 1- to 5-Year Corporate Bond Portfolio	0.00%	100.00%	100.00%	0.00%	0.00%	7.28%	86.29%	0.00%	0.00%
TD 5- to 10-Year Corporate Bond Portfolio	1.51%	98.49%	100.00%	0.00%	0.00%	5.78%	80.79%	0.00%	0.00%
TD Global Low Volatility Equity Fund	46.78%	53.22%	100.00%	19.77%	54.85%	0.00%	0.00%	0.00%	2.95%
Epoch U.S. Small-Mid Cap Equity Fund	68.48%	31.52%	100.00%	30.11%	30.53%	0.00%	0.00%	100.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.
(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.
(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.
(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.
(6)	TD Global Low Volatility Equity Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended 2019, the total amount of foreign source gross income is $678,247. The total amount of foreign tax to be paid is $74,952. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2018. Complete information was computed and reported in conjunction with your 2018 Form 1099-DIV and/or Form 1099-INT.

TD ASSET MANAGEMENT USA FUNDS INC.
FUND SUMMARIES AS OF 1/31/19 (Unaudited)

TD ASSET MANAGEMENT USA FUNDS INC.
FUND SUMMARIES AS OF 1/31/19 (Unaudited) (Concluded)

Statements of Assets and Liabilities

January 31, 2019

	TD 1- to 5-Year Corporate Bond Portfolio	TD 5- to 10-Year Corporate Bond Portfolio	TD Global Low Volatility Equity Fund	Epoch U.S. Small-Mid Cap Equity Fund
ASSETS
Cost of investments (Note 2)	$72,325,955	$39,434,176	$25,140,073	$67,408,963
Investments in securities, at value	$70,762,270	$38,714,174	$27,774,468	$64,458,193
Repurchase agreements, at value (Note 2)	1,308,000	611,000	—	—
Cash	298	549	116,325	2,756,055
Foreign currency, at value (Cost $0, $0, $81,860 and $0)	—	—	81,960	—
Interest and dividends receivable	522,223	350,765	42,732	6,469
Due from Investment Manager (Note 3)	70,442	60,076	68,792	13,379
Tax reclaim receivable	618	—	49,612	—
Receivable for investment securities sold	—	—	257,378	2,728,068
Unrealized appreciation on forward foreign currency contracts	—	—	2,526	—
Unrealized appreciation on foreign currency spot contracts	—	—	194	—
Prepaid expenses	6,443	7,462	15,804	11,164
TOTAL ASSETS	72,670,294	39,744,026	28,409,791	69,973,328
LIABILITIES
Dividends payable to shareholders	121,965	98,430	—	—
Payable for capital shares redeemed	659	639	86,600	—
Payable for securities purchased	—	—	—	3,789,877
Unrealized depreciation on forward foreign currency contracts	—	—	127,303	—
Transfer agent fees payable	11,852	11,575	11,546	12,384
Other accrued expenses	103,544	85,816	89,808	97,925
TOTAL LIABILITIES	238,020	196,460	315,257	3,900,186
NET ASSETS	$72,432,274	$39,547,566	$28,094,534	$66,073,142
Net assets consist of:
Paid-in-capital ($0.0001 par value; 1 billion, 1 billion, 1.8 billion and 1.2 billion shares authorized, respectively)	$73,271,758	$40,668,218	$25,554,157	$73,389,090
Total distributable earnings (loss)	(839,484)	(1,120,652)	2,540,377	(7,315,948)
Net assets	$72,432,274	$39,547,566	$28,094,534	$66,073,142
Institutional Class net asset value, redemption price and offering price per share (Note 2)	N/A	N/A	$11.53	$9.50
			($27,187,612 ÷ 2,358,909 shares)	($65,898,375 ÷ 6,934,380 shares)
Advisor Class net asset value, redemption price and offering price per share (Note 2)	N/A	N/A	$11.53	$9.50
			($906,922 ÷ 78,677 shares)	($174,767 ÷ 18,399 shares)
Portfolio Class net asset value, redemption price and offering price per share (Note 2)	$9.97	$10.05	N/A	N/A
	($72,432,274 ÷ 7,264,217 shares)	($39,547,566 ÷ 3,933,542 shares)

Please see accompanying notes to financial statements.

Statements of Operations

For the Year Ended January 31, 2019

	TD 1- to 5-Year Corporate Bond Portfolio	TD 5- to 10-Year Corporate Bond Portfolio	TD Global Low Volatility Equity Fund	Epoch U.S. Small-Mid Cap Equity Fund
INVESTMENT INCOME
Interest Income	$1,815,494	$1,343,822	$—	$—
Dividend Income (net of withholding tax of $0, $0, $84,457 and $0)	29,290	15,153	1,028,499	1,190,273
	1,844,784	1,358,975	1,028,499	1,190,273
EXPENSES
Investment management fees (Note 3)	—	—	226,369	677,622
Directors' fees (Note 4)	31,125	31,125	31,125	31,125
Administration fees (Note 3)	—	—	16,170	42,353
Distribution fees – Advisor Class (Note 3)	—	—	2,377	430
Professional fees	140,030	121,814	116,510	135,210
Transfer agent fees	82,591	79,313	81,306	89,101
Custody fees	17,492	16,543	62,285	48,576
Registration fees	16,326	15,074	27,087	26,486
Pricing fees	11,964	9,830	14,115	1,030
Shareholder reports and mailing	7,468	7,049	13,766	12,473
Other expenses	15,222	13,556	18,078	18,186
TOTAL EXPENSES	322,218	294,304	609,188	1,082,592
Less:
Waiver of investment manager fees/reimbursed expenses (Note 3)	(322,089)	(294,124)	(294,802)	(162,791)
Waiver of distribution fees – Advisor Class (Note 3)	—	—	—	(377)
Waiver of administration fees (Note 3)	—	—	(16,170)	(42,353)
Custody fee offset (Note 2)	(129)	(180)	(4,798)	(29,939)
NET EXPENSES	—	—	293,418	847,132
NET INVESTMENT INCOME	1,844,784	1,358,975	735,081	343,141
NET REALIZED GAIN (LOSS) FROM:
Investment transactions	(529,245)	(994,413)	746,051	3,686,767
Forward foreign currency exchange contracts	—	—	1,272,020	—
Foreign currency	—	—	(13,503)	—
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments	617,936	643,803	(2,611,406)	(13,370,914)
Forward foreign currency exchange contracts	—	—	(109,314)	—
Translation of other assets and liabilities denominated in foreign currencies	—	—	(1,693)	—
NET REALIZED AND UNREALIZED GAIN (LOSS)	88,691	(350,610)	(717,845)	(9,684,147)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$1,933,475	$1,008,365	$17,236	$(9,341,006)

Please see accompanying notes to financial statements.

Statements of Changes in Net Assets

	TD 1- to 5-Year Corporate Bond Portfolio		TD 5- to 10-Year Corporate Bond Portfolio
	Year ended January 31, 2019	Year ended January 31, 2018	Year ended January 31, 2019	Year ended January 31, 2018
OPERATIONS:
Net investment income	$1,844,784	$1,441,409	$1,358,975	$1,275,830
Net realized gain (loss) from investment transactions, forward foreign currency exchange contracts and foreign currency	(529,245)	(28,046)	(994,413)	99,261
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency exchange contracts and translation of other assets and liabilities denominated in foreign currencies	617,936	(634,357)	643,803	(72,820)
Net increase in net assets from operations	1,933,475	779,006	1,008,365	1,302,271
DISTRIBUTION OF INCOME(1)
Portfolio Class	(1,758,019)	(1,449,331)	(1,278,034)	(1,354,384)
Total distribution of income	(1,758,019)	(1,449,331)	(1,278,034)	(1,354,384)
CAPITAL SHARE TRANSACTIONS:
Portfolio Class:
Proceeds from shares sold	18,027,300	22,466,270	6,941,825	9,377,839
Shares issued in reinvestment of dividends	348,452	313,132	48,278	68,031
Payments for shares redeemed	(21,442,100)	(9,448,002)	(10,648,337)	(7,381,942)
Net increase (decrease) in net assets from capital share transactions	(3,066,348)	13,331,400	(3,658,234)	2,063,928
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,890,892)	12,661,075	(3,927,903)	2,011,815
NET ASSETS:
Beginning of year	75,323,166	62,662,091	43,475,469	41,463,654
End of year(2)	$72,432,274	$75,323,166	$39,547,566	$43,475,469
SHARE TRANSACTIONS:
Portfolio Class:
Shares sold	1,826,970	2,230,880	704,788	915,871
Shares issued in reinvestment of dividends	35,290	31,171	4,898	6,634
Shares redeemed	(2,173,324)	(940,420)	(1,084,305)	(721,004)
Net increase (decrease) in shares	(311,064)	1,321,631	(374,619)	201,501

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (See Note 12).
(2)	Includes distributions in excess of net investment income of $(95,363) and $(100,506), as of year ended January 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income on November 5, 2018.

Please see accompanying notes to financial statements.

Statements of Changes in Net Assets

	TD Global Low Volatility Equity Fund		Epoch U.S. Small-Mid Cap Equity Fund
	Year ended January 31, 2019	Year ended January 31, 2018	Year ended January 31, 2019	Year ended January 31, 2018
OPERATIONS:
Net investment income	$735,081	$850,780	$343,141	$397,262
Net realized gain (loss) from investment transactions, forward foreign currency exchange contracts and foreign currency	2,004,568	(208,771)	3,686,767	13,543,814
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency exchange contracts and translation of other assets and liabilities denominated in foreign currencies	(2,722,413)	4,666,802	(13,370,914)	279,078
Net increase (decrease) in net assets from operations	17,236	5,308,811	(9,341,006)	14,220,154
DISTRIBUTION OF INCOME(1)
Institutional Class	(2,387,362)	(658,027)	(16,974,325)	(6,012,278)
Advisor Class	(78,029)	(14,201)	(37,294)	(10,949)
RETURN OF CAPITAL
Institutional Class	—	—	(124,169)	—
Advisor Class	—	—	(252)	—
Total distribution of income	(2,465,391)	(672,228)	(17,136,040)	(6,023,227)
CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	2,174,792	7,156,927	9,196,627	5,259,992
Shares issued in reinvestment of dividends	970,439	329,203	1,332,881	520,310
Payments for shares redeemed	(10,934,772)	(10,251,981)	(12,985,242)	(22,998,669)
Net decrease in net assets from Institutional Class shares	(7,789,541)	(2,765,851)	(2,455,734)	(17,218,367)
Advisor Class:
Proceeds from shares sold	6,067	229,379	25,411	43,655
Shares issued in reinvestment of dividends	78,029	14,201	36,012	10,387
Payments for shares redeemed	(85,694)	(305,352)	(6,226)	(41,677)
Net increase (decrease) in net assets from Advisor Class shares	(1,598)	(61,772)	55,197	12,365
Net decrease in net assets from capital share transactions	(7,791,139)	(2,827,623)	(2,400,537)	(17,206,002)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,239,294)	1,808,960	(28,877,583)	(9,009,075)
NET ASSETS:
Beginning of year	38,333,828	36,524,868	94,950,725	103,959,800
End of year(2)	$28,094,534	$38,333,828	$66,073,142	$94,950,725
SHARE TRANSACTIONS:
Institutional Class:
Shares sold	179,815	607,970	866,736	405,402
Shares issued in reinvestment of dividends	85,547	26,672	149,131	39,559
Shares redeemed	(901,426)	(854,381)	(1,030,995)	(1,755,696)
Net decrease in Institutional Class shares	(636,064)	(219,739)	(15,128)	(1,310,735)
Advisor Class:
Shares sold	490	20,275	2,032	3,371
Shares issued in reinvestment of dividends	6,876	1,151	4,034	790
Shares redeemed	(7,511)	(25,139)	(476)	(3,137)
Net increase (decrease) in Advisor Class shares	(145)	(3,713)	5,590	1,024
Net decrease in shares	(636,209)	(223,452)	(9,538)	(1,309,711)

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (See Note 12).
(2)	Includes undistributed (distributions in excess of) net investment income of $(845,890) and $3, as of year ended January 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income on November 5, 2018.

Please see accompanying notes to financial statements.

Financial Highlights

For the years ended January 31,
For a Share Outstanding Throughout the Years

	Portfolio Class
	January 31, 2019	January 31, 2018	January 31, 2017	January 31, 2016	January 31, 2015
TD 1- to 5-Year Corporate Bond Portfolio
Net asset value, beginning of year	$9.94	$10.02	$10.03	$10.13	$10.10
Net investment income(1)	0.245	0.210	0.187	0.158	0.140
Net realized and unrealized gain (loss) on investments	0.021	(0.081)	0.012	(0.117)	0.060
Total from operations	0.266	0.129	0.199	0.041	0.200
Dividends from net investment income	(0.236)	(0.209)	(0.187)	(0.140)	(0.137)
Distributions from net realized gains	—	—	(0.022)	(0.001)	(0.033)
Total dividends and distributions	(0.236)	(0.209)	(0.209)	(0.141)	(0.170)
Net asset value, end of year	$9.97	$9.94	$10.02	$10.03	$10.13
Total investment return†	2.72%	1.29%	1.98%	0.41%	2.00%
Net assets end of year (000)	$72,432	$75,323	$62,662	$42,885	$15,539
Ratio of net expenses to average net assets	—%	—%	—%	—%	—%
Ratio of total expenses to average net assets	0.43%	0.38%	0.39%	0.83%	1.76%
Ratio of net investment income to average net assets	2.48%	2.09%	1.85%	1.57%	1.38%
Portfolio turnover rate	54%	40%	86%	72%	70%

	Portfolio Class
	January 31, 2019	January 31, 2018	January 31, 2017	January 31, 2016	January 31, 2015
TD 5- to 10-Year Corporate Bond Portfolio
Net asset value, beginning of year	$10.09	$10.10	$10.14	$10.57	$10.23
Net investment income(1)	0.323	0.303	0.299	0.287	0.302
Net realized and unrealized gain (loss) on investments	(0.056)	0.009	0.071	(0.444)	0.472
Total from operations	0.267	0.312	0.370	(0.157)	0.774
Dividends from net investment income	(0.302)	(0.303)	(0.298)	(0.268)	(0.300)
Distributions from net realized gains	(0.005)	(0.019)	(0.112)	(0.005)	(0.134)
Total dividends and distributions	(0.307)	(0.322)	(0.410)	(0.273)	(0.434)
Net asset value, end of year	$10.05	$10.09	$10.10	$10.14	$10.57
Total investment return†	2.75%	3.08%	3.62%	(1.49)%	7.73%
Net assets end of year (000)	$39,548	$43,475	$41,464	$37,248	$12,437
Ratio of net expenses to average net assets	—%	—%	—%	—%	—%
Ratio of total expenses to average net assets	0.71%	0.56%	0.49%	0.93%	2.37%
Ratio of net investment income to average net assets	3.28%	2.96%	2.86%	2.80%	2.91%
Portfolio turnover rate	60%	40%	71%	70%	72%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any.
(1)	Based on average shares outstanding during the period indicated.

Amounts designated as “—” are $0.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the years ended January 31,
For a Share Outstanding Throughout the Years

	Institutional Class
	January 31, 2019	January 31, 2018	January 31, 2017	January 31, 2016	January 31, 2015
TD Global Low Volatility Equity Fund
Net asset value, beginning of year	$12.47	$11.08	$10.10	$11.12	$10.05
Net investment income(1)	0.277	0.258	0.193	0.224	0.269
Net realized and unrealized gain (loss) on investments	(0.193)	1.346	1.020	(0.392)	1.575
Total from operations	0.084	1.604	1.213	(0.168)	1.844
Dividends from net investment income	(0.531)	(0.148)	(0.233)	(0.844)	(0.558)
Distributions from net realized gains	(0.493)	(0.066)	—	(0.008)	(0.216)
Total dividends and distributions	(1.024)	(0.214)	(0.233)	(0.852)	(0.774)
Net asset value, end of year	$11.53	$12.47	$11.08	$10.10	$11.12
Total investment return†	0.99%	14.50%	12.01%	(1.61)%	18.57%
Net assets end of year (000)	$27,188	$37,351	$35,611	$13,634	$12,935
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of total expenses to average net assets	1.86%	1.55%	1.84%	2.67%	2.50%
Ratio of net investment income to average net assets	2.28%	2.16%	1.76%	2.02%	2.46%
Portfolio turnover rate	7%	13%	28%	28%	11%

	Advisor Class
	January 31, 2019	January 31, 2018	January 31, 2017	January 31, 2016	January 31, 2015
TD Global Low Volatility Equity Fund
Net asset value, beginning of year	$12.47	$11.07	$10.10	$11.12	$10.05
Net investment income(1)	0.241	0.235	0.151	0.224	0.271
Net realized and unrealized gain (loss) on investments	(0.188)	1.343	1.041	(0.392)	1.573
Total from operations	0.053	1.578	1.192	(0.168)	1.844
Dividends from net investment income	(0.500)	(0.112)	(0.222)	(0.844)	(0.558)
Distributions from net realized gains	(0.493)	(0.066)	—	(0.008)	(0.216)
Total dividends and distributions	(0.993)	(0.178)	(0.222)	(0.852)	(0.774)
Net asset value, end of year	$11.53	$12.47	$11.07	$10.10	$11.12
Total investment return†	0.70%	14.27%	11.80%	(1.61)%	18.57%
Net assets end of year (000)	$907	$983	$914	$117	$120
Ratio of net expenses to average net assets	1.15%	1.15%	1.12%	0.90%	0.90%
Ratio of total expenses to average net assets	2.14%	1.79%	1.84%	2.92%	2.75%
Ratio of net investment income to average net assets	1.99%	1.97%	1.36%	2.03%	2.47%
Portfolio turnover rate	7%	13%	28%	28%	11%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any.
(1)	Based on average shares outstanding during the period indicated.

Amounts designated as “—” are $0.

Please see accompanying notes to financial statements.

Financial Highlights (concluded)

For the years ended January 31,
For a Share Outstanding Throughout the Years

	Institutional Class
	January 31, 2019	January 31, 2018	January 31, 2017	January 31, 2016	January 31, 2015
Epoch U.S. Small-Mid Cap Equity Fund
Net asset value, beginning of year	$13.64	$12.57	$9.69	$11.02	$11.07
Net investment income(1)	0.051	0.052	0.019	0.123	0.032
Net realized and unrealized gain (loss) on investments	(1.517)	1.860	2.929	(1.008)	0.522 (2)
Total from operations	(1.466)	1.912	2.948	(0.885)	0.554
Dividends from net investment income	(0.057)	(0.066)	(0.068)	(0.085)	(0.055)
Distributions from net realized gains	(2.598)	(0.776)	—	(0.360)	(0.549)
Return of capital	(0.019)	—	—	—	—
Total dividends and distributions	(2.674)	(0.842)	(0.068)	(0.445)	(0.604)
Net asset value, end of year	$9.50	$13.64	$12.57	$9.69	$11.02
Total investment return†	(9.34)%	15.49%	30.55%	(8.40)%	4.96%
Net assets end of year (000)	$65,898	$94,776	$103,812	$88,602	$59,218
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of total expenses to average net assets	1.24%	1.15%	1.13%	1.12%	3.13%
Ratio of net investment income to average net assets	0.41%	0.40%	0.17%	1.08%	0.28%
Portfolio turnover rate	95%	71%	77%	50%	29%

	Advisor Class
	January 31, 2019	January 31, 2018	January 31, 2017	January 31, 2016	January 31, 2015
Epoch U.S. Small-Mid Cap Equity Fund
Net asset value, beginning of year	$13.64	$12.57	$9.69	$11.02	$11.07
Net investment income(1)	0.047	0.047	0.016	0.126	0.049
Net realized and unrealized gain (loss) on investments	(1.514)	1.860	2.932	(1.011)	0.505 (2)
Total from operations	(1.467)	1.907	2.948	(0.885)	0.554
Dividends from net investment income	(0.057)	(0.061)	(0.068)	(0.085)	(0.055)
Distributions from net realized gains	(2.598)	(0.776)	—	(0.360)	(0.549)
Return of capital	(0.018)	—	—	—	—
Total dividends and distributions	(2.673)	(0.837)	(0.068)	(0.445)	(0.604)
Net asset value, end of year	$9.50	$13.64	$12.57	$9.69	$11.02
Total investment return†	(9.32)%	15.45%	30.54%	(8.40)%	4.96%
Net assets end of year (000)	$175	$175	$148	$112	$116
Ratio of net expenses to average net assets	1.03%	1.03%	1.02%	1.00%	1.00%
Ratio of total expenses to average net assets	1.51%	1.40%	1.39%	1.37%	3.57%
Ratio of net investment income to average net assets	0.38%	0.36%	0.14%	1.10%	0.42%
Portfolio turnover rate	95%	71%	77%	50%	29%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any.
(1)	Based on average shares outstanding during the period indicated.
(2)	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

Amounts designated as “—” are $0.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2019

Note 1 — Organization

TD Asset Management USA Funds Inc. (the “Company”) was organized as a Maryland corporation on August 16, 1995. The Company is registered as an open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Act”). Shares of the Company are registered under the Securities Act of 1933, as amended. This shareholder report only applies to the following series of the Company: the TD 1- to 5-Year Corporate Bond Portfolio (the “1- to 5-Year Corporate Bond Portfolio”), the TD 5- to 10-Year Corporate Bond Portfolio (the “5- to 10-Year Corporate Bond Portfolio”), the TD Global Low Volatility Equity Fund (the “Global Low Volatility Equity Fund”), and the Epoch U.S. Small-Mid Cap Equity Fund (the “U.S. Small-Mid Cap Equity Fund”) (each, a “Fund” and collectively, the “Funds”). Each Fund is “diversified” as that term is defined in the Act. The investment objective of the 1- to 5-Year Corporate Bond Portfolio is to provide current income. The investment objective of the 5- to 10-Year Corporate Bond Portfolio is to provide high current income. The investment objective of the Global Low Volatility Equity Fund is to provide long-term capital appreciation with less volatility than the broad global equity markets. The investment objective of the U.S. Small-Mid Cap Equity Fund is to provide long-term capital appreciation.

Note 2 — Significant Accounting Policies

The Company has reviewed Financial Accounting Standards Board (“FASB”) ASC Topic 946, Financial Services — Investment Companies Accounting Standards Codification (“ASC 946”), and concluded that the Funds meet the criteria of an “investment company,” and therefore, the Funds prepare their financial statements in accordance with investment company accounting as outlined in ASC 946. The following is a summary of the Company’s significant accounting policies:

Use of Estimates — The Funds’ financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which require the use of management estimates and assumptions. Actual results could differ from these estimates.

Computation of Net Asset Value — The net asset value (“NAV”) per share for each class of the Funds is computed by dividing the total current value of the assets of a Fund, less its liabilities, attributable to such class by the total number of shares outstanding for such class at the time of such computation. The Funds’ NAV per share is computed as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 p.m. (Eastern Time) on each Fund Business Day. A “Fund Business Day” is any day that a Fund is open for business. Each Fund is generally open for business on each day the New York Stock Exchange (the “NYSE”) is open for regular trading. The NYSE is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Company accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them on a pro-rata basis. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Securities Valuation — The Funds’ equity securities for which market quotations are readily available and reliable are valued at current market value. An equity security that is listed on a foreign or domestic exchange (except for securities traded on The Nasdaq Stock Market, Inc. (“NASDAQ”)), is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded, or, if there is no such reported sale, at the mean of the last bid and asked prices. Equity securities listed on the NASDAQ will be valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, the security will be valued at the last sale price on the NASDAQ prior to the calculation of the Fund’s NAV or, if there is no sale price shown on the NASDAQ, at the mean of the last bid and asked price. Debt securities are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which would consider such factors as security prices, yields, maturities, and ratings, and are deemed representative of market values at the close of the market. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost if the Pricing Sub-Committee concludes that amortized cost approximates market value after taking into account various factors, including but not limited to, credit, liquidity, interest rate conditions and issuer-specific factors.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2019

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. When market quotations are not readily available or not reflective of fair value as determined in accordance with fair value procedures approved by the Board (“Fair Value Procedures”), securities and assets are valued at fair value as determined pursuant to the Fair Value Procedures. To the extent the Funds hold securities that are traded in foreign markets, the Funds may also determine when it is appropriate to apply fair valuation to such securities in accordance with the Fair Value Procedures.

The Funds use Interactive Data Pricing and Reference Data, Inc. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities in the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Fair Value Procedures. The Fair Value Procedures establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Fair Value Procedures is exceeded on a specific day, the Funds value their non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1:	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2:	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, fair valued foreign equities, etc.);
Level 3:	Inputs that are unobservable.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by management. Management considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

For the year ended January 31, 2019, there have been no changes to the Funds’ fair valuation methodologies. For more details of the investment classification, reference the Schedules of Investments.

Repurchase Agreements — Each Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by TDAM USA Inc., the Funds’ investment manager (the “Investment Manager” or “Administrator”) (under procedures adopted by the Company’s Board of Directors), subject to the seller’s agreement to repurchase and the Funds’ agreement to resell such securities at a mutually agreed upon price. Collateral received for securities purchased subject to repurchase agreements is deposited with the Funds’ custodian and, pursuant to the terms of the repurchase

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2019

agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Funds generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Funds may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Repurchase agreements are entered into by each Fund under Master Repurchase Agreements (“MRA”) which permit each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At January 31, 2019, the open repurchase agreements by counterparty which are subject to an MRA on a net payment basis are as follows:

	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount(2)
TD 1- to 5-Year Corporate Bond Portfolio
Bank of Nova Scotia	$1,308,000	$1,308,000	$—	$—
TD 5- to 10-Year Corporate Bond Portfolio
Bank of Nova Scotia	$611,000	$611,000	$—	$—

(1)	The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.
(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.

Foreign Currency Translation — Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — Each Fund may, but is not obligated to, enter into forward foreign currency exchange contracts (“forward contracts”) in order to protect against uncertainty in the level of future foreign exchange rates in the purchases and sale of securities. A Fund may also enter into forward contracts to manage currency exposure. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although forward contracts are intended to minimize currency risk — the risk of loss due to a decline in the value of the hedged currencies — at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. As of January 31, 2019, the Global Low Volatility Equity Fund held forward contracts. It is the Funds’ policy to present the gross unrealized appreciation and gross unrealized depreciation of the forward contracts separately on the Statements of Assets and Liabilities as the Funds do not have a master netting agreement with the counterparties to the forward

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2019

contracts. For the year ended January 31, 2019, the realized gain (loss) and change in unrealized appreciation (depreciation) on forward contracts are disclosed on the Statements of Operations.

Investment Income — Interest income, including accretion and amortization of discounts and premiums, on securities is accrued as earned. Dividend income is recorded on the ex-dividend date. Realized gains (losses) on paydowns of mortgage backed and asset backed securities are recorded as an adjustment to interest income for financial reporting purposes. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends and interest are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.

Expense Offset Arrangement — The Funds have an arrangement with their custodian bank whereby the Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. Conversely, the Funds are charged a fee (i.e. “earnings debits”) by their custodian when negative cash balances are maintained. For financial reporting purposes, the Funds include net earnings debits in custody fees and net earnings credits as an expense offset on the Statements of Operations.

For the year ended January 31, 2019, the earnings credits were as follows:

Fund	Earnings Credits
1- to 5-Year Corporate Bond Portfolio	$129
5- to 10-Year Corporate Bond Portfolio	180
Global Low Volatility Equity Fund	4,798
U.S. Small-Mid Cap Equity Fund	29,939

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid monthly by each of the 1- to 5-Year Corporate Bond Portfolio and the 5- to 10-Year Corporate Bond Portfolio; declared and paid quarterly by the U.S. Small-Mid Cap Equity Fund; and declared and paid annually by the Global Low Volatility Equity Fund. Net realized short-term capital gains, if any, may be distributed during the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Securities Transactions — Securities transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded on a specific identification basis.

Note 3 —	Investment Management Fees and Other Transactions with Affiliates of the Investment Manager

Under the terms of Investment Management Agreements with the Investment Manager, a wholly-owned subsidiary of The Toronto-Dominion Bank, which provide for the investment management services furnished to each Fund, each Fund pays the Investment Manager an annual investment management fee as a percentage of average daily net assets as shown below. The 1- to 5-Year Corporate Bond Portfolio and the 5- to 10-Year Corporate Bond Portfolio do not pay any investment management fee to the Investment Manager for its services.

The Investment Manager has contractually agreed to waive all fees and pay or reimburse all fees and expenses of each of the 1- to 5-Year Corporate Bond Portfolio and the 5- to 10-Year Corporate Bond Portfolio indefinitely, except acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses.

The Investment Manager has contractually agreed to limit the total operating expenses of each of the Global Low Volatility Equity Fund and the U.S. Small-Mid Cap Equity Fund to the expense caps set out below for each class of each

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2019

Fund (the “Contractual Expense Limitations”). This limit excludes certain expenses, including any acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses.

Fund	Management Fee	Expense Cap
		Institutional Class	Advisor Class	Expiration Date
Global Low Volatility Equity Fund	0.70%	0.90%	1.15%	May 31, 2019
U.S. Small-Mid Cap Equity Fund	0.80%	1.00%	1.25%	May 31, 2019

The Investment Manager is entitled to recoup from each such Fund any waivers and/or reimbursements made pursuant to Contractual Expense Limitations, provided that such recoupment must occur within two years after the end of the fiscal year during which fees were waived or expenses reimbursed and that such recoupment does not cause the Fund to exceed the applicable expense limitation that was in effect at the time the fees were waived or expenses reimbursed.

All fees are waived and reimbursed at the fund level, with the exception of Distribution fees which are waived and reimbursed at the class level. As of January 31, 2019, fees which were previously waived and expenses reimbursed by the Investment Manager which may be subject to possible future reimbursement to the Investment Manager were as follows:

Fund	Expiration		Total Potential Recovery Amount
	01/31/20	01/31/21
Global Low Volatility Equity Fund	$252,767	$310,972	$563,739
U.S. Small-Mid Cap Equity Fund	140,620	205,144	345,764

There were no fees recouped during the year ended January 31, 2019.

The Administrator has been retained under an Amended and Restated Administration Agreement to perform certain administrative services for each Fund. For its services, the Administrator is entitled to receive from each Fund, with the exception of the 1- to 5-Year Corporate Bond Portfolio and the 5- to 10-Year Corporate Bond Portfolio, an annual fee, payable monthly, of 0.05% of each Fund’s average daily net assets. The Administrator has entered into an agreement with SEI Investments Global Funds Services (“SEI”), pursuant to which SEI performs certain administrative services for the Funds. The Administrator pays SEI's fees for providing these services. Administration fees were waived for the year ended January 31, 2019 for all Funds.

A Distribution and Services Plan pursuant to Rule 12b-1 under the Act (the “Rule 12b-1 Plan”) permits the Advisor Class of each of the Funds to pay from its assets distribution fees at a rate not to exceed 0.25% of the annual average daily net assets of each such class. These distribution fees are computed and accrued daily and will be paid to one or more principal underwriters, broker-dealers, other financial intermediaries, financial institutions (which may include banks), and others that enter into distribution, underwriting, sub-distribution, selling or service agreements complying with Rule 12b-1 that have been approved by the Board of Directors. For the year ended January 31, 2019, distribution fees were partially waived for the Global Low Volatility Equity Fund and U.S. Small-Mid Cap Equity Fund.

Epoch Investment Partners, Inc., an affiliate of the Investment Manager, serves as investment sub-adviser to the U.S. Small-Mid Cap Equity Fund. Sub-adviser fees are paid by the Investment Manager, not the Fund.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2019

Note 4 — Directors’ Fees

Each Director who is not an “interested person” as defined in the Act, who serves on the Board of Directors of the Company receives, in the aggregate:

1.	a base annual retainer of $69,500 payable quarterly;
2.	a meeting fee of $6,500 for each regular meeting attended in person;
3.	a meeting fee of $4,000 for each regular meeting attended by telephone;
4.	a committee meeting fee of $4,000 for any separately called meeting of any committee, in person or telephonic, taking place on days when there is no meeting of the full Board of Directors;
5.	a meeting fee of $5,000 for each special meeting attended in person;
6.	retainer for Independent Board Chair is $22,000 annually, payable quarterly; and
7.	retainer for Audit Committee Chair is $10,500 annually, payable quarterly.

Directors’ fees are allocated among the series of the Company.

Note 5 — Investment Transactions

The cost of security purchases and proceeds from the sale and maturities of securities, other than short-term investments, for the year ended January 31, 2019 were as follows:

	1- to 5-Year Corporate Bond Portfolio	5- to 10-Year Corporate Bond Portfolio	Global Low Volatility Equity Fund	U.S. Small-Mid Cap Equity Fund
Purchases
U.S. Government	$13,928,409	$8,596,676	$—	$—
Other	24,115,246	15,404,568	2,189,942	78,563,549
Sales and Maturities
U.S. Government	$9,648,401	$6,393,326	$—	$—
Other	32,473,159	21,377,868	10,412,158	96,910,857

The Funds may purchase and sell investment securities in transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers, which comply with Rule 17a-7 under the Act.

Note 6 — Federal Income Taxes

It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributed substantially all of its taxable net income, the Fund (not the shareholders) will be relieved of Federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken on Federal and State income tax returns may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities for all open tax years (the current and prior 3 tax year ends, as applicable), ongoing analysis of and changes to tax laws, regulations and interpretations thereof.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2019

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to paid-in capital and undistributed earnings, as appropriate, in the period that the differences arise.

The following permanent differences are primarily relating to gains and losses on foreign currency gains and losses, paydown gains and losses, reallocation of distributions from investment companies, REIT estimates, PFIC adjustments and basis adjustment on sale of securities that distributed non-taxable distributions, for the year ended January 31, 2019 were as follows:

	Paid-in Capital	Distributable Earnings
U.S. Small-Mid Cap Equity Fund	$(6,894)	$6,894

These reclassifications have no impact on net assets or net asset value per share.

The tax character of distributions declared to shareholders for the fiscal years ended January 31, 2019 and January 31, 2018, for each Fund were as follows:

		Ordinary Income	Long-Term Capital Gain	Return of Capital	Totals
1- to 5-Year Corporate Bond Portfolio	2019	$1,758,019	$—	$—	$1,758,019
	2018	1,449,331	—	—	1,449,331
5- to 10-Year Corporate Bond Portfolio	2019	1,258,554	19,480	—	1,278,034
	2018	1,276,077	78,307	—	1,354,384
Global Low Volatility Equity Fund	2019	1,277,127	1,188,264	—	2,465,391
	2018	521,616	150,612	—	672,228
U.S. Small-Mid Cap Equity Fund	2019	5,362,163	11,649,456	124,421	17,136,040
	2018	2,471,896	3,551,331	—	6,023,227

As of January 31, 2019, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Qualified late- year losses	Net Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
1- to 5-Year Corporate Bond Portfolio	$154,341	$—	$(458,226)	$(119,884)	$(261,780)	$(153,935)	$(839,484)
5- to 10-Year Corporate Bond Portfolio	102,302	—	(788,349)	(189,123)	(143,215)	(102,267)	(1,120,652)
Global Low Volatility Equity Fund	79,041	148,591	—	—	2,312,746	(1)	2,540,377
U.S. Small-Mid Cap Equity Fund	—	—	—	(3,129,093)	(4,186,860)	5	(7,315,948)

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2019

Qualified late-year losses are comprised of post-October capital losses incurred after October 31, 2018, and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31, 2018 and specified losses incurred after October 31, 2018. These losses are deemed to arise on the first day of the Fund’s next taxable year. For the year ended January 31, 2019, the qualified late-year losses above consisted of both post-October capital losses and late-year ordinary losses, which the Funds intend to defer to February 1, 2019 for federal tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these provisions are as follows:

	Short-Term Loss	Long-Term Loss	Total
1- to 5-Year Corporate Bond Portfolio	$158,939	$299,287	$458,226
5- to 10-Year Corporate Bond Portfolio	162,825	625,524	788,349

During the year ended January 31, 2019, the 1- to 5-Year Corporate Bond Portfolio utilized $40,168 of prior year capital loss carryforwards.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at January 31, 2019, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
1- to 5-Year Corporate Bond Portfolio	$72,332,050	$236,595	$(498,375)	$(261,780)
5- to 10-Year Corporate Bond Portfolio	39,468,389	342,563	(485,778)	(143,215)
Global Low Volatility Equity Fund	25,443,094	3,673,203	(1,341,829)	2,331,374
U.S. Small-Mid Cap Equity Fund	68,645,052	2,826,072	(7,012,931)	(4,186,859)

Note 7 — Fund Investment Risks

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to changes in market conditions (income risk), interest rate changes and other factors (interest rate risk), the failure of the issuer of a security (e.g., a fixed income investment such as a bond or derivative involving a counterparty) to meet all its obligations (credit risk), or fluctuation in the stock markets in response to adverse economic, industry, political or regulatory developments (stock market risk). The impact of these risks will vary to the extent a Fund invests significantly in the types of instruments affected (e.g., equities or fixed income instruments).

Investments in foreign securities involve special risks, including the possibility of substantial volatility, limited liquidity and significant changes in value due to, among other things, exchange rate fluctuations. Investments in foreign securities involve country risk, which is the risk that the economy of a country (or region) will be damaged by political instability, financial problems or natural disasters.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as interest rate risk, market risk, credit risk and counterparty risk. A Fund is exposed to counterparty risk in cases where the Fund has only one counterparty for forward foreign currency exchange contracts. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Please refer to each Fund’s Prospectus for a description of its principal investment risks.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2019

Note 8 — Regulatory Matters

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statements of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statements of Changes in Net Assets. The amounts presented in the current Statements of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains. Otherwise, the amount on the current Statements of Changes in Net Assets for the prior fiscal year end represents distributions of net investment income:

	5- to 10-Year Corporate Bond Portfolio	Global Low Volatility Equity Fund	U.S. Small-Mid Cap Equity Fund
Net Investment Income:
Institutional Class	N/A	$(453,959)	$(492,955)
Advisor Class	N/A	(8,780)	(806)
Portfolio Class	$(1,276,077)	N/A	N/A
Net Realized Gain:
Institutional Class	N/A	(204,068)	(5,519,323)
Advisor Class	N/A	(5,421)	(10,143)
Portfolio Class	(78,307)	N/A	N/A
Total Distributions	$(1,354,384)	$(672,228)	$(6,023,227)

Note 9 — Recent Accounting Pronouncements

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosure requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

Note 10 — Subsequent Events

The Company has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments or additional disclosures were required to the financial statements as of the date of this report.

On January 28, 2019, the Board approved the liquidation of each Fund pursuant to the terms of a Plan of Liquidation for each Fund. The liquidations were recommended by the Investment Manager, based upon its determination that the Funds are no longer viable from a business and economic perspective. The approval by the Board was based on the determination made by, and recommendation of, the Investment Manager to liquidate the Funds. Each Fund was liquidated on March 12, 2019.

TD ASSET MANAGEMENT USA FUNDS INC.
TD 1- to 5-Year Corporate Bond Portfolio • Schedule of Investments
January 31, 2019

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
CORPORATE OBLIGATIONS — 75.3%
COMMUNICATION SERVICES — 7.2%
Alphabet
3.63%, 5/19/21	$425,000	$437,027
AT&T
3.73%, VAR ICE LIBOR USD 3 Month+0.930%, 6/30/20	300,000	302,474
3.00%, 2/15/22	600,000	596,217
2.80%, 2/17/21	550,000	547,184
2.45%, 6/30/20	550,000	546,386
Comcast
5.15%, 3/1/20	530,000	543,138
Rogers Communications
4.10%, 10/1/23	250,000	258,486
Verizon Communications
3.20%, VAR ICE LIBOR USD 3 Month+0.550%, 5/22/20	225,000	225,734
2.95%, 3/15/22	1,740,000	1,735,053
		5,191,699
CONSUMER DISCRETIONARY — 4.3%
Amazon.com
2.40%, 2/22/23	250,000	246,378
BMW US Capital LLC
2.00%, 4/11/21 (A)	490,000	477,349
General Motors Financial
2.35%, 10/4/19	500,000	497,913
Home Depot
2.90%, VAR ICE LIBOR USD 3 Month+0.150%, 6/5/20	225,000	224,892
McDonald's MTN
2.63%, 1/15/22	150,000	149,189
Nissan Motor Acceptance
1.55%, 9/13/19 (A)	360,000	356,391
Nissan Motor Acceptance MTN
2.25%, 1/13/20 (A)	400,000	395,654
Toyota Motor Credit
1.95%, 4/17/20	800,000	793,699
		3,141,465
CONSUMER STAPLES — 4.6%
Coca-Cola
1.88%, 10/27/20	325,000	320,786
1.55%, 9/1/21	475,000	461,638
Mondelez International
3.00%, 5/7/20	710,000	711,184
Mondelez International Holdings Netherlands BV
2.00%, 10/28/21 (A)	300,000	290,324

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
PepsiCo
3.10%, 7/17/22	$720,000	$728,703
2.00%, 4/15/21	310,000	306,341
Walmart
3.40%, 6/26/23	525,000	538,021
		3,356,997
ENERGY — 9.5%
BP Capital Markets America
2.75%, 5/10/23	350,000	344,926
Chevron
2.36%, 12/5/22	400,000	394,165
2.10%, 5/16/21	400,000	394,934
Enbridge
2.90%, 7/15/22	100,000	97,878
Enbridge Energy Partners
4.38%, 10/15/20	235,000	238,972
4.20%, 9/15/21	490,000	497,500
Enterprise Products Operating LLC
4.05%, 2/15/22	559,000	572,467
2.85%, 4/15/21	100,000	99,763
2.55%, 10/15/19	515,000	514,048
Kinder Morgan Energy Partners
6.50%, 4/1/20	275,000	284,853
5.00%, 10/1/21	200,000	207,135
3.95%, 9/1/22	600,000	608,056
Magellan Midstream Partners
6.55%, 7/15/19	300,000	303,811
Occidental Petroleum
4.10%, 2/1/21	780,000	799,052
Shell International Finance
2.38%, 8/21/22	775,000	764,746
2.13%, 5/11/20	470,000	467,358
TransCanada PipeLines
2.50%, 8/1/22	325,000	316,447
		6,906,111
FINANCIALS — 24.9%
Bank of America MTN
3.30%, 1/11/23	425,000	427,146
3.12%, VAR ICE LIBOR USD 3 Month+1.160%, 1/20/23	935,000	931,739
2.63%, 10/19/20	530,000	527,580
Bank of New York Mellon MTN
2.60%, 2/7/22	600,000	593,896
Bank of Nova Scotia
2.80%, 7/21/21	630,000	627,808
BB&T MTN
2.75%, 4/1/22	200,000	197,732

TD ASSET MANAGEMENT USA FUNDS INC.
TD 1- to 5-Year Corporate Bond Portfolio • Schedule of Investments
January 31, 2019

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
FINANCIALS (continued)
Citigroup
3.14%, VAR ICE LIBOR USD 3 Month+0.722%, 1/24/23	$1,000,000	$993,213
2.90%, 12/8/21	275,000	273,274
2.70%, 3/30/21	755,000	749,881
2.65%, 10/26/20	225,000	223,344
2.35%, 8/2/21	275,000	270,090
Commonwealth Bank of Australia
2.75%, 3/10/22 (A)	150,000	148,168
Goldman Sachs Group
3.20%, 2/23/23	250,000	248,613
3.00%, 4/26/22	925,000	914,880
HSBC Holdings PLC
3.60%, 5/25/23	250,000	251,812
3.40%, 3/8/21	500,000	502,627
JPMorgan Chase
3.56%, VAR ICE LIBOR USD 3 Month+0.730%, 4/23/24	600,000	603,320
3.25%, 9/23/22	375,000	378,008
2.55%, 3/1/21	550,000	545,909
2.40%, 6/7/21	1,125,000	1,110,591
Manulife Financial
4.90%, 9/17/20	588,000	602,042
Metropolitan Life Global Funding I
2.00%, 4/14/20 (A)	400,000	396,051
Metropolitan Life Global Funding I MTN
2.50%, 12/3/20 (A)	250,000	247,723
Morgan Stanley MTN
2.75%, 5/19/22	975,000	960,459
National Bank of Canada
2.20%, 11/2/20	310,000	305,258
PNC Bank
2.50%, 1/22/21	500,000	495,072
2.15%, 4/29/21	250,000	245,341
Royal Bank of Canada MTN
2.75%, 2/1/22	750,000	746,363
State Street
1.95%, 5/19/21	600,000	586,268
SunTrust Bank
3.00%, 2/2/23	170,000	167,944
2.45%, 8/1/22	525,000	511,431
UBS Group Funding Switzerland
3.49%, 5/23/23 (A)	200,000	198,376
3.00%, 4/15/21 (A)	200,000	198,860
Wells Fargo
2.50%, 3/4/21	905,000	895,616

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Wells Fargo MTN
2.60%, 7/22/20	$920,000	$916,948
		17,993,383
HEALTH CARE — 7.7%
Abbott Laboratories
2.90%, 11/30/21	800,000	799,338
Amgen
2.65%, 5/11/22	650,000	640,981
1.85%, 8/19/21	530,000	514,387
Anthem
4.35%, 8/15/20	250,000	254,549
3.70%, 8/15/21	180,000	182,076
Cigna
3.40%, 9/17/21 (A)	425,000	426,891
CVS Health
3.70%, 3/9/23	175,000	176,514
2.80%, 7/20/20	925,000	920,905
Gilead Sciences
3.25%, 9/1/22	395,000	397,882
Humana
2.90%, 12/15/22	350,000	341,824
Johnson & Johnson
2.05%, 3/1/23	100,000	97,149
Merck & Co.
2.80%, 5/18/23	525,000	522,993
Novartis Capital
2.40%, 5/17/22	320,000	314,923
		5,590,412
INDUSTRIALS — 5.2%
Caterpillar Financial Services
1.70%, 8/9/21	100,000	97,325
Caterpillar Financial Services MTN
2.40%, 6/6/22	500,000	489,440
Deere & Co.
2.60%, 6/8/22	410,000	407,403
John Deere Capital
2.55%, 1/8/21	200,000	198,348
John Deere Capital MTN
3.45%, 1/10/24	300,000	305,096
3.11%, VAR ICE LIBOR USD 3 Month+0.290%, 6/22/20	125,000	125,244
1.95%, 6/22/20	500,000	494,200
Lockheed Martin
3.35%, 9/15/21	250,000	253,662
3.10%, 1/15/23	300,000	301,047
2.50%, 11/23/20	400,000	398,862
Raytheon
3.13%, 10/15/20	670,000	675,079
		3,745,706

TD ASSET MANAGEMENT USA FUNDS INC.
TD 1- to 5-Year Corporate Bond Portfolio • Schedule of Investments
January 31, 2019

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
INFORMATION TECHNOLOGY — 3.7%
Apple
2.40%, 1/13/23	$325,000	$320,008
2.25%, 2/23/21	910,000	902,761
Microsoft
2.40%, 2/6/22	225,000	224,001
2.00%, 8/8/23	500,000	485,694
1.55%, 8/8/21	740,000	721,485
		2,653,949
MATERIALS — 1.1%
BHP Billiton Finance USA
3.85%, 9/30/23	325,000	335,395
Sherwin-Williams
2.25%, 5/15/20	450,000	445,153
		780,548
REAL ESTATE — 3.7%
AvalonBay Communities MTN
3.63%, 10/1/20	475,000	477,956
Boston Properties
3.85%, 2/1/23	700,000	709,436
ERP Operating
3.00%, 4/15/23	350,000	347,060
Ventas Realty
4.25%, 3/1/22	255,000	260,182
3.25%, 8/15/22	480,000	476,252
Welltower
5.25%, 1/15/22	155,000	161,201
4.95%, 1/15/21	270,000	277,116
		2,709,203
UTILITIES — 3.4%
Commonwealth Edison
3.40%, 9/1/21	138,000	139,239
Consolidated Edison Co. of New York
4.45%, 6/15/20	275,000	280,874
Duke Energy Carolinas LLC
3.05%, 3/15/23	500,000	501,518
2.50%, 3/15/23	375,000	365,505
PacifiCorp
2.95%, 2/1/22	100,000	100,006
Virginia Electric & Power
2.95%, 1/15/22	650,000	646,830
2.75%, 3/15/23	450,000	443,030
		2,477,002
TOTAL CORPORATE OBLIGATIONS		54,546,475
U.S. TREASURY OBLIGATIONS — 13.1%
U.S. Treasury Note
2.75%, 8/15/21 to 2/15/24	5,360,000	5,425,965

DESCRIPTION	PRINCIPAL AMOUNT/ SHARES	VALUE
2.63%, 8/15/20 to 2/28/23	$1,925,000	$1,934,644
2.38%, 4/15/21	350,000	349,330
2.13%, 12/31/22	430,000	424,961
1.75%, 11/15/20	615,000	607,120
1.63%, 11/15/22	200,000	194,141
1.50%, 3/31/23	560,000	539,175
TOTAL U.S. TREASURY OBLIGATIONS		9,475,336
REGIONAL GOVERNMENT OBLIGATIONS — 4.9%
Province of Alberta Canada
2.20%, 7/26/22	350,000	342,629
Province of Manitoba Canada
2.05%, 11/30/20	300,000	296,401
Province of Ontario Canada
2.50%, 9/10/21	675,000	670,538
Province of Quebec Canada
3.50%, 7/29/20	1,878,000	1,900,359
2.75%, 8/25/21	325,000	325,155
TOTAL REGIONAL GOVERNMENT OBLIGATIONS		3,535,082
REGISTERED INVESTMENT COMPANY — 4.4%
iShares Short-Term Corporate Bond ETF	61,300	3,205,377
TOTAL REGISTERED INVESTMENT COMPANY		3,205,377
REPURCHASE AGREEMENT — 1.8%
Counterparty: Bank of Nova Scotia
2.50% dated 1/31/19, due 2/1/19 in the amount of $1,308,091, fully collateralized by various U.S. Treasury and FNMA obligations, par value $245,800 - $1,092,000, coupon range 1.75% - 2.00%, maturity range 9/12/19 - 4/30/24, value $1,334,255	1,308,000	1,308,000
TOTAL REPURCHASE AGREEMENT		1,308,000
TOTAL INVESTMENTS (Cost $72,325,955) — 99.5%		72,070,270
OTHER ASSETS AND LIABILITIES, NET — 0.5%		362,004
NET ASSETS — 100.0%		$72,432,274

TD ASSET MANAGEMENT USA FUNDS INC.
TD 1- to 5-Year Corporate Bond Portfolio • Schedule of Investments
January 31, 2019

(A)	Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of January 31, 2019, these securities amounted to $3,135,787 or 4.3% of net assets of the Fund.

ICE — Intercontinental Exchange

ETF — Exchange Traded Fund

FNMA — Federal National Mortgage Association

LLC — Limited Liability Company

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

PLC — Public Limited Company

USD — United States Dollar

VAR — Variable Rate

The following is a list of the inputs used as of January 31, 2019, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$54,546,475	$—	$54,546,475
U.S. Treasury Obligations	—	9,475,336	—	9,475,336
Regional Government Obligations	—	3,535,082	—	3,535,082
Registered Investment Company	3,205,377	—	—	3,205,377
Repurchase Agreement	—	1,308,000	—	1,308,000
Total Investments in Securities	$3,205,377	$68,864,893	$—	$72,070,270

For the year ended January 31, 2019, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TD 5- to 10-Year Corporate Bond Portfolio • Schedule of Investments
January 31, 2019

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
CORPORATE OBLIGATIONS — 78.5%
COMMUNICATION SERVICES — 9.1%
Alphabet
2.00%, 8/15/26	$175,000	$161,991
AT&T
4.25%, 3/1/27	150,000	151,813
3.90%, 3/11/24	278,000	282,577
3.40%, 5/15/25	630,000	616,284
Comcast
2.35%, 1/15/27	575,000	525,771
Rogers Communications
3.63%, 12/15/25	350,000	345,215
Verizon Communications
4.33%, 9/21/28	200,000	206,913
3.38%, 2/15/25	773,000	771,906
2.63%, 8/15/26	200,000	186,814
Warner Media LLC
3.60%, 7/15/25	100,000	98,543
3.55%, 6/1/24	260,000	258,440
		3,606,267
CONSUMER DISCRETIONARY — 1.7%
Amazon.com
3.15%, 8/22/27	245,000	242,605
Toyota Motor Credit MTN
3.40%, 4/14/25	425,000	430,742
		673,347
CONSUMER STAPLES — 5.6%
Coca-Cola
2.88%, 10/27/25	300,000	295,591
CVS Health
4.30%, 3/25/28	475,000	481,604
3.38%, 8/12/24	155,000	152,623
Mondelez International
4.00%, 2/1/24	150,000	153,176
PepsiCo
3.60%, 3/1/24	430,000	445,289
3.00%, 10/15/27	350,000	343,282
Walmart
3.70%, 6/26/28	325,000	335,204
		2,206,769
ENERGY — 13.1%
BP Capital Markets PLC
3.28%, 9/19/27	550,000	538,374
Canadian Natural Resources
3.90%, 2/1/25	298,000	300,486
3.80%, 4/15/24	143,000	143,674
Chevron
2.95%, 5/16/26	250,000	246,656
ConocoPhillips
4.95%, 3/15/26	300,000	328,197
Enbridge
3.70%, 7/15/27	300,000	294,994

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Enterprise Products Operating LLC
3.75%, 2/15/25	$420,000	$425,137
3.35%, 3/15/23	402,000	401,789
ExxonMobil
3.18%, 3/15/24	635,000	643,077
3.04%, 3/1/26	250,000	248,669
Kinder Morgan Energy Partners
3.95%, 9/1/22	355,000	359,766
Magellan Midstream Partners
5.00%, 3/1/26	200,000	212,375
Occidental Petroleum
3.50%, 6/15/25	285,000	287,743
Shell International Finance
3.25%, 5/11/25	500,000	504,851
TransCanada PipeLines
4.88%, 1/15/26	250,000	265,231
		5,201,019
FINANCIALS — 24.6%
Bank of America MTN
4.00%, 4/1/24	550,000	567,394
3.25%, 10/21/27	720,000	688,933
Bank of New York Mellon MTN
3.85%, 4/28/28	425,000	441,601
Bank of Nova Scotia
4.50%, 12/16/25	525,000	537,611
Branch Banking & Trust
3.63%, 9/16/25	350,000	350,586
Citigroup
3.89%, VAR ICE LIBOR USD 3 Month+1.563%, 1/10/28	300,000	299,085
3.52%, VAR ICE LIBOR USD 3 Month+1.151%, 10/27/28	475,000	458,404
3.40%, 5/1/26	225,000	218,978
3.30%, 4/27/25	445,000	434,316
Goldman Sachs Group
3.75%, 5/22/25	200,000	199,267
HSBC Holdings PLC
4.04%, VAR ICE LIBOR USD 3 Month+1.546%, 3/13/28	300,000	296,876
JPMorgan Chase
4.01%, VAR ICE LIBOR USD 3 Month+1.120%, 4/23/29	400,000	403,781
2.95%, 10/1/26	1,070,000	1,022,151
Manulife Financial
4.15%, 3/4/26	375,000	388,676

TD ASSET MANAGEMENT USA FUNDS INC.
TD 5- to 10-Year Corporate Bond Portfolio • Schedule of Investments
January 31, 2019

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
FINANCIALS (continued)
Metropolitan Life Global Funding I
3.45%, 12/18/26 (A)	$150,000	$148,747
Morgan Stanley MTN
3.70%, 10/23/24	475,000	478,521
PNC Financial Services Group
3.15%, 5/19/27	440,000	430,367
Royal Bank of Canada MTN
4.65%, 1/27/26	470,000	492,898
State Street
3.55%, 8/18/25	175,000	178,158
US Bancorp MTN
3.15%, 4/27/27	325,000	320,147
US Bank
2.80%, 1/27/25	320,000	312,124
Wells Fargo
3.00%, 4/22/26	500,000	479,237
3.00%, 10/23/26	300,000	286,763
Wells Fargo MTN
4.15%, 1/24/29	100,000	102,696
3.00%, 2/19/25	180,000	175,569
		9,712,886
HEALTH CARE — 4.7%
Abbott Laboratories
3.75%, 11/30/26	470,000	479,713
Amgen
2.60%, 8/19/26	385,000	357,698
Anthem
4.10%, 3/1/28	340,000	343,046
Cigna
4.13%, 11/15/25 (A)	150,000	153,040
Humana
3.95%, 3/15/27	150,000	148,936
Johnson & Johnson
2.90%, 1/15/28	400,000	389,947
		1,872,380
INDUSTRIALS — 5.1%
CSX
3.80%, 3/1/28	200,000	200,371
3.35%, 11/1/25	150,000	148,020
General Dynamics
2.63%, 11/15/27	250,000	236,021
Lockheed Martin
3.55%, 1/15/26	515,000	521,695
Norfolk Southern
3.85%, 1/15/24	241,000	246,257
2.90%, 6/15/26	245,000	235,010
Raytheon
3.15%, 12/15/24	225,000	223,864
Union Pacific
3.00%, 4/15/27	200,000	191,740
		2,002,978

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
INFORMATION TECHNOLOGY — 3.3%
Apple
3.00%, 11/13/27	$300,000	$291,754
2.45%, 8/4/26	225,000	212,767
Microsoft
3.30%, 2/6/27	500,000	506,738
3.13%, 11/3/25	285,000	288,563
		1,299,822
MATERIALS — 0.6%
Sherwin-Williams
3.13%, 6/1/24	250,000	243,310
REAL ESTATE — 3.9%
AvalonBay Communities MTN
2.85%, 3/15/23	200,000	195,734
Boston Properties
3.65%, 2/1/26	275,000	269,982
ERP Operating
3.38%, 6/1/25	670,000	665,458
Ventas Realty
3.85%, 4/1/27	100,000	97,765
Welltower
4.50%, 1/15/24	225,000	231,848
4.25%, 4/1/26	100,000	100,801
		1,561,588
UTILITIES — 6.8%
Commonwealth Edison
2.95%, 8/15/27	490,000	469,969
Consolidated Edison New York
3.30%, 12/1/24	294,000	288,884
Duke Energy Carolinas LLC
2.95%, 12/1/26	175,000	169,209
Florida Power & Light
3.13%, 12/1/25	175,000	175,085
MidAmerican Energy
3.50%, 10/15/24	565,000	575,825
3.10%, 5/1/27	300,000	292,398
PacifiCorp
3.60%, 4/1/24	360,000	367,037
Virginia Electric & Power
3.15%, 1/15/26	345,000	338,718
		2,677,125
TOTAL CORPORATE OBLIGATIONS		31,057,491
U.S. TREASURY OBLIGATIONS — 11.0%
U.S. Treasury Note
3.13%, 11/15/28	325,000	338,635
3.00%, 9/30/25	700,000	720,644
2.88%, 5/15/28 to 8/15/28	1,085,000	1,106,827
2.75%, 4/30/23 to 2/15/28	950,000	960,551
2.38%, 5/15/27	275,000	270,746

TD ASSET MANAGEMENT USA FUNDS INC.
TD 5- to 10-Year Corporate Bond Portfolio • Schedule of Investments
January 31, 2019

DESCRIPTION	PRINCIPAL AMOUNT/ SHARES	VALUE
U.S. TREASURY OBLIGATIONS (continued)
2.25%, 11/15/24 to 8/15/27	$640,000	$628,768
2.00%, 11/15/26	335,000	321,535
TOTAL U.S. TREASURY OBLIGATIONS		4,347,706
REGISTERED INVESTMENT COMPANY — 4.6%
iShares Intermediate-Term Corporate Bond ETF	33,475	1,805,642
TOTAL REGISTERED INVESTMENT COMPANY		1,805,642
REGIONAL GOVERNMENT OBLIGATIONS — 3.4%
Province of Alberta Canada
3.30%, 3/15/28	200,000	202,924
Province of Ontario Canada
3.20%, 5/16/24	285,000	289,017
2.50%, 4/27/26	400,000	386,896
Province of Quebec Canada
2.88%, 10/16/24	280,000	280,428
2.75%, 4/12/27	200,000	196,296
TOTAL REGIONAL GOVERNMENT OBLIGATIONS		1,355,561
U.S. GOVERNMENT AGENCY OBLIGATION — 0.4%
FANNIE MAE — 0.4%
6.63%, 11/15/30 (B)	110,000	147,774
TOTAL U.S. GOVERNMENT AGENCY OBLIGATION		147,774
REPURCHASE AGREEMENT — 1.5%
Counterparty: Bank of Nova Scotia
2.50% dated 1/31/19, due 2/1/19 in the amount of $611,042, fully collateralized by a $627,000 FNMA obligation, coupon 1.50%, maturity 2/28/20, value $623,658	611,000	611,000
TOTAL REPURCHASE AGREEMENT		611,000
TOTAL INVESTMENTS (Cost $39,434,176) — 99.4%		39,325,174
OTHER ASSETS AND LIABILITIES, NET — 0.6%		222,392
NET ASSETS — 100.0%		$39,547,566
(A)	Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of January 31, 2019, these securities amounted to $301,787 or 0.8% of net assets of the Fund.
(B)	The Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship with FHFA as the conservator. The conservatorship is a statutory process designed to stabilize a troubled institution with the objective of returning the entities to normal business operations.

ICE — Intercontinental Exchange

ETF — Exchange Traded Fund

FNMA — Federal National Mortgage Association

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

MTN — Medium Term Note

PLC — Public Limited Company

USD — U.S. Dollar

VAR — Variable Rate

The following is a list of the inputs used as of January 31, 2019, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$31,057,491	$—	$31,057,491
U.S. Treasury Obligations	—	4,347,706	—	4,347,706
Registered Investment Company	1,805,642	—	—	1,805,642
Regional Government Obligations	—	1,355,561	—	1,355,561
U.S. Government Agency Obligation	—	147,774	—	147,774
Repurchase Agreement	—	611,000	—	611,000
Total Investments in Securities	$1,805,642	$37,519,532	$—	$39,325,174

For the year ended January 31, 2019, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TD Global Low Volatility Equity Fund • Schedule of Investments
January 31, 2019

DESCRIPTION	SHARES	VALUE
FOREIGN COMMON STOCK — 63.3%
AUSTRALIA — 5.1%
AGL Energy	16,094	$251,464
Amcor	18,559	184,266
AusNet Services	98,514	118,378
Goodman Group‡	20,320	172,941
GPT Group‡	56,620	239,408
Sonic Healthcare Limited	7,898	132,477
Telstra	60,441	137,034
Woolworths Group	9,359	199,982
		1,435,950
BELGIUM — 1.3%
Colruyt	4,577	328,703
Proximus SADP	1,352	36,295
Telenet Group Holding	261	12,082
		377,080
CANADA — 9.8%
Alimentation Couche-Tard, Cl B	2,600	141,244
Bank of Montreal	2,818	206,275
BCE	6,619	287,791
CAE	2,695	57,266
Canadian Imperial Bank of Commerce	422	35,782
Canadian Utilities, Cl A	2,163	55,608
CI Financial	10,678	143,760
Emera	1,700	59,515
First Capital Realty	1,200	18,741
George Weston	1,048	76,123
Great-West Lifeco	2,325	49,899
Imperial Oil	1,200	34,047
Intact Financial	4,135	326,847
Loblaw	3,083	149,299
Onex	1,300	73,491
Power Corp of Canada	6,387	126,967
Power Financial	12,071	247,676
RioCan‡	5,480	103,974
Royal Bank of Canada	1,387	105,581
Sun Life Financial	7,702	277,845
TELUS	1,304	45,672
TransCanada	3,339	142,002
		2,765,405
CHILE — 0.0%
Banco de Chile	87,315	13,852
DENMARK — 0.5%
DSV	1,824	145,570

DESCRIPTION	SHARES	VALUE
FINLAND — 1.2%
Elisa	1,695	$70,915
Sampo, Cl A	5,801	265,774
		336,689
FRANCE — 0.7%
Pernod Ricard	351	58,236
Thales	187	20,680
Vivendi	4,692	119,641
		198,557
GERMANY — 0.1%
Muenchener Rueckversicherungs-Gesellschaft in Muenchen	117	26,110
HONG KONG — 4.0%
CK Infrastructure Holdings	3,600	29,066
CLP Holdings	28,350	330,194
Guangdong Investment	20,000	38,194
HK Electric Investments & HK Electric Investments	312,000	317,680
HKT Trust & HKT	217,700	321,056
MTR	15,800	88,366
		1,124,556
ISRAEL — 3.9%
Azrieli Group	6,036	321,359
Bank Hapoalim	45,383	307,615
Bank Leumi Le-Israel	21,177	140,010
Mizrahi Tefahot Bank	17,430	324,247
		1,093,231
ITALY — 0.5%
Terna Rete Elettrica Nazionale	22,085	136,111
JAPAN — 8.8%
Asahi Group Holdings	1,100	46,078
Japan Prime Realty Investment‡	26	106,043
Japan Real Estate Investment‡	39	228,604
Japan Retail Fund Investment‡	156	320,020
Kintetsu Group Holdings	4,100	178,938
Lawson	1,100	67,806
Mitsubishi Tanabe Pharma	8,200	128,466
Nagoya Railroad	12,300	325,519
Nippon Building Fund‡	31	200,585
Nippon Telegraph & Telephone	2,800	120,367
NTT DOCOMO	2,600	62,470
Osaka Gas	14,400	285,097
Rinnai	900	59,590
Sekisui House	1,000	14,945

TD ASSET MANAGEMENT USA FUNDS INC.
TD Global Low Volatility Equity Fund • Schedule of Investments
January 31, 2019

DESCRIPTION	SHARES	VALUE
JAPAN (continued)
Seven & i Holdings	1,400	$60,960
Tokyo Gas	2,500	65,738
Tokyu	1,600	27,383
Toray Industries	8,300	61,512
Toyo Suisan Kaisha	300	10,799
United Urban Investment‡	56	89,410
		2,460,330
MALAYSIA — 0.7%
Petronas Dagangan	7,900	51,030
PPB Group	15,480	68,751
Public Bank	14,300	86,622
		206,403
NEW ZEALAND — 0.6%
Spark New Zealand	58,197	163,597
NORWAY — 0.3%
Mowi	1,034	22,842
Orkla	1,645	13,295
Telenor	2,138	40,477
		76,614
PHILIPPINES — 1.3%
Aboitiz Power	371,900	274,660
BDO Unibank	29,475	76,580
		351,240
SINGAPORE — 7.5%
Ascendas‡	169,160	344,975
CapitaLand Commercial Trust‡	161,300	225,797
CapitaLand Mall Trust‡	190,358	339,931
ComfortDelGro	97,708	169,546
SATS	81,200	292,923
Singapore Airlines	39,773	285,729
Singapore Press Holdings	148,604	277,595
Singapore Telecommunications	74,064	166,526
Wilmar International	5,600	13,870
		2,116,892
SWEDEN — 2.2%
Assa Abloy, Cl B	732	13,640
Skandinaviska Enskilda Banken, Cl A	19,670	206,469
Svenska Handelsbanken, Cl A	20,890	227,176
Swedbank	6,189	140,592
Telia	5,718	24,919
		612,796

DESCRIPTION	SHARES	VALUE
SWITZERLAND — 5.4%
Baloise Holding	610	$94,476
Ferguson PLC	222	14,866
Kuehne + Nagel International	1,052	142,263
Nestle SA	3,545	309,067
Novartis AG	856	74,729
Roche Holding AG	1,162	309,133
Swiss Prime Site	2,596	219,915
Swiss Re	2,727	261,532
Swisscom*	169	81,002
		1,506,983
TAIWAN — 4.8%
Chang Hwa Commercial Bank	171,090	100,279
Chunghwa Telecom ADR	8,461	296,981
Far EasTone Telecommunications	37,000	86,840
Formosa Plastics	97,870	327,523
Pou Chen	25,000	30,320
Taiwan Business Bank	373,390	135,589
Taiwan Mobile	82,643	295,325
Uni-President Enterprises	33,141	78,534
		1,351,391
THAILAND — 1.3%
Electricity Generating	42,900	360,132
UNITED KINGDOM — 3.3%
Compass Group PLC	11,183	239,299
Diageo PLC	7,449	284,301
Direct Line Insurance Group PLC	3,545	15,669
Smith & Nephew PLC	6,168	116,197
Smiths Group PLC	3,843	72,976
SSE PLC	12,319	189,380
		917,822
TOTAL FOREIGN COMMON STOCK		17,777,311
U.S. COMMON STOCK — 33.8%
COMMUNICATION SERVICES — 0.9%
AT&T	5,335	160,370
Interpublic Group of Companies	600	13,650
Omnicom Group	1,000	77,880
		251,900
CONSUMER DISCRETIONARY — 2.2%
McDonald's	1,097	196,122
NIKE, Cl B	1,100	90,068
TJX	6,518	324,140
		610,330

TD ASSET MANAGEMENT USA FUNDS INC.
TD Global Low Volatility Equity Fund • Schedule of Investments
January 31, 2019

DESCRIPTION	SHARES	VALUE
CONSUMER STAPLES — 7.0%
Church & Dwight	3,984	$257,406
Clorox	494	73,300
Coca-Cola	2,517	121,143
Colgate-Palmolive	715	46,246
Constellation Brands, Cl A	717	124,514
Kellogg	4,832	285,136
Kimberly-Clark	154	17,153
McCormick	1,177	145,524
PepsiCo	2,525	284,492
Procter & Gamble	3,171	305,906
Sysco	4,669	298,116
		1,958,936
ENERGY — 0.7%
ExxonMobil	2,693	197,343
FINANCIALS — 5.0%
AGNC Investment‡	9,639	172,634
American Financial Group	1,300	124,007
Annaly Capital Management‡	1,400	14,616
Arch Capital Group*	6,628	194,532
Berkshire Hathaway, Cl B*	530	108,936
CME Group, Cl A	200	36,456
Everest Re Group	1,092	239,203
Intercontinental Exchange	300	23,028
Loews	6,256	299,662
Reinsurance Group of America, Cl A	100	14,445
Torchmark	731	61,229
US Bancorp	2,260	115,622
		1,404,370
HEALTH CARE — 2.7%
Eli Lilly	898	107,634
Johnson & Johnson	2,378	316,464
Stryker	979	173,841
UnitedHealth Group	669	180,764
		778,703
INDUSTRIALS — 5.1%
Cintas	632	118,506
Expeditors International of Washington	1,538	106,583
Honeywell International	1,843	264,710
Lockheed Martin	177	51,275
Northrop Grumman	831	228,982
Raytheon	681	112,202
Republic Services, Cl A	4,346	333,382

DESCRIPTION	SHARES	VALUE
Waste Management	2,250	$215,258
		1,430,898
INFORMATION TECHNOLOGY — 2.3%
Amphenol, Cl A	1,508	132,583
Fiserv*	3,294	273,171
Motorola Solutions	1,862	217,686
		623,440
UTILITIES — 7.9%
Ameren	1,114	77,245
American Electric Power	1,431	113,221
American Water Works	1,027	98,253
CenterPoint Energy	5,697	176,151
CMS Energy	1,072	55,894
Consolidated Edison	687	53,346
Dominion Energy	3,898	273,796
DTE Energy	2,043	240,563
Duke Energy	3,360	294,941
NextEra Energy	1,290	230,884
Sempra Energy	1,012	118,384
Southern	5,786	281,200
Xcel Energy	4,415	231,169
		2,245,047
TOTAL U.S. COMMON STOCK		9,500,967
REGISTERED INVESTMENT COMPANIES — 1.8%
United States — 1.8%
iShares MSCI EAFE Index Fund	3,838	240,566
SPDR S&P 500 ETF Trust	947	255,624
TOTAL REGISTERED INVESTMENT COMPANIES		496,190
TOTAL INVESTMENTS (Cost $25,140,073) — 98.9%		27,774,468
OTHER ASSETS AND LIABILITIES, NET — 1.1%		320,066
NET ASSETS — 100.0%		$28,094,534

A list of the open forward foreign currency exchange contracts held by the Fund at January 31, 2019, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation/ (Depreciation)
BMO Capital	02/28/19	USD	9,879,000	JPY	90,368	$(485)
BNY Mellon	02/28/19	USD	503,385	DKK	76,761	(574)
BNY Mellon	02/28/19	USD	796,350	CHF	802,749	256
BNY Mellon	02/28/19	USD	2,083,400	CAD	1,563,120	(23,292)
BNY Mellon	02/28/19	USD	1,502,520	AUD	1,068,018	(24,535)
BNY Mellon	02/28/19	USD	2,750,226	ILS	750,127	(7,446)
BNY Mellon	02/28/19	USD	173,164,900	JPY	1,584,069	(8,455)

TD ASSET MANAGEMENT USA FUNDS INC.
TD Global Low Volatility Equity Fund • Schedule of Investments
January 31, 2019

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation/ (Depreciation)
BNY Mellon	02/28/19	USD	221,000	NOK	25,845	$(386)
BNY Mellon	02/28/19	USD	157,500	EUR	179,279	(1,335)
BNY Mellon	02/28/19	USD	232,200	NZD	157,388	(3,192)
BNY Mellon	02/28/19	USD	1,856,900	SGD	1,366,912	(13,141)
BNY Mellon	02/28/19	HKD	35,735	USD	280,000	(17)
BNY Mellon	02/28/19	CAD	83,280	USD	111,000	1,241
BNY Mellon	02/28/19	USD	4,337,405	SEK	480,085	(121)
BNY Mellon	02/28/19	USD	8,172,600	HKD	1,043,042	505
CIBC	02/28/19	USD	175,000	DKK	26,735	(150)
CIBC	02/28/19	USD	107,000	AUD	76,414	(1,390)
CIBC	02/28/19	USD	34,000	EUR	38,693	(297)
CIBC	02/28/19	USD	325,000	SGD	239,229	(2,312)
Citigroup	02/28/19	USD	121,000	AUD	86,009	(1,976)
Citigroup	02/28/19	USD	92,000	CAD	69,023	(1,030)
Citigroup	02/28/19	USD	301,000	SGD	221,827	(1,877)
Goldman Sachs	02/28/19	USD	641,560	GBP	838,371	(4,060)
Goldman Sachs	02/28/19	USD	50,000	EUR	56,915	(423)
Goldman Sachs	02/28/19	USD	30,000	CAD	22,508	(336)
HSBC	02/28/19	SGD	14,722	USD	20,000	142
HSBC	02/28/19	USD	262,000	EUR	298,236	(2,215)
HSBC	02/28/19	USD	254,000	SGD	186,973	(1,801)
JPMorgan Chase Bank	02/28/19	USD	31,000	GBP	40,500	(206)
JPMorgan Chase Bank	02/28/19	USD	100,000	SEK	11,068	(3)
JPMorgan Chase Bank	02/28/19	USD	100,000	NOK	11,695	(174)
JPMorgan Chase Bank	02/28/19	USD	47,000	EUR	53,500	(397)
JPMorgan Chase Bank	02/28/19	DKK	47,827	USD	310,000	(202)
JPMorgan Chase Bank	02/28/19	USD	20,000	AUD	14,216	(327)
RBC	02/28/19	USD	797,000	SEK	88,213	(25)
RBC	02/28/19	USD	39,050,000	JPY	357,210	(1,916)
RBC	02/28/19	USD	1,286,400	CAD	965,152	(14,382)
RBC	02/28/19	USD	153,200	AUD	108,896	(2,502)
RBC	02/28/19	JPY	15,276	USD	1,670,000	82
Scotia Capital	02/28/19	USD	503,000	DKK	76,703	(572)
Scotia Capital	02/28/19	USD	325,000	EUR	369,943	(2,755)
Scotia Capital	02/28/19	USD	28,132,000	JPY	257,345	(1,374)
Scotia Capital	02/28/19	USD	135,000	NOK	15,788	(236)
Scotia Capital	02/28/19	USD	612,200	CHF	617,189	267
State Street	02/28/19	USD	4,700,000	JPY	42,994	(230)
State Street	02/28/19	USD	95,000	CAD	71,275	(1,063)
State Street	02/28/19	USD	11,000	EUR	12,521	(93)
State Street	02/28/19	USD	508,000	HKD	64,836	33
						$(124,777)

For the year ended January 31, 2019, the total amount of all open forward foreign currency exchange contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

‡	Real Estate Investment Trust.
*	Non-income producing security.

ADR — American Depositary Receipt

AUD — Australian Dollar

BMO — Bank of Montreal

BNY — Bank of New York

CAD — Canadian Dollar

CHF — Swiss Franc

CIBC — Canadian Imperial Bank of Commerce

Cl — Class

DKK — Danish Krone

EAFE — Europe, Australasia and Far East

ETF — Exchange-Traded Fund

EUR — Euro

GBP — British Pound Sterling

HKD — Hong Kong Dollar

HSBC — Hong Kong and Shanghai Banking Corporation

ILS — Israeli Shekel

JPY — Japanese Yen

MSCI — Morgan Stanley Capital International

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLC — Public Limited Company

RBC — Royal Bank of Canada

S&P — Standard & Poor’s

SEK — Swedish Krone

SGD — Singapore Dollar

SPDR — Standard & Poor’s Depositary Receipt

USD — U.S. Dollar

The following is a list of the inputs used as of January 31, 2019 in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Foreign Common Stock
Australia	$1,435,950	$—	$—	$1,435,950
Belgium	377,080	—	—	377,080
Canada	2,765,405	—	—	2,765,405
Chile	13,852	—	—	13,852
Denmark	145,570	—	—	145,570
Finland	336,689	—	—	336,689
France	198,557	—	—	198,557
Germany	26,110	—	—	26,110
Hong Kong	1,124,556	—	—	1,124,556
Israel	1,093,231	—	—	1,093,231
Italy	136,111	—	—	136,111
Japan	2,460,330	—	—	2,460,330
Malaysia	206,403	—	—	206,403
New Zealand	163,597	—	—	163,597

TD ASSET MANAGEMENT USA FUNDS INC.
TD Global Low Volatility Equity Fund • Schedule of Investments
January 31, 2019

Investments in Securities	Level 1	Level 2	Level 3	Total
Norway	$76,614	$—	$—	$76,614
Philippines	351,240	—	—	351,240
Singapore	2,116,892	—	—	2,116,892
Sweden	612,796	—	—	612,796
Switzerland	1,506,983	—	—	1,506,983
Taiwan	1,351,391	—	—	1,351,391
Thailand	360,132	—	—	360,132
United Kingdom	917,822	—	—	917,822
U.S. Common Stock	9,500,967	—	—	9,500,967
Registered Investment Companies	496,190	—	—	496,190
Total Investments in Securities	$27,774,468	$—	$—	$27,774,468

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Exchange Contracts*
Unrealized Appreciation	$—	$2,526	$—	$2,526
Unrealized Depreciation	—	(127,303)	—	(127,303)
Total Other Financial Instruments	$—	$(124,777)	$—	$(124,777)
*	Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended January 31, 2019, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
Epoch U.S. Small-Mid Cap Equity Fund • Schedule of Investments
January 31, 2019

DESCRIPTION	SHARES	VALUE
COMMON STOCK — 97.6%
COMMUNICATION SERVICES — 1.6%
Cable One	422	$373,192
Discovery, Cl C*	7,828	208,616
Liberty Media-Liberty Formula One, Cl C*	9,313	292,149
Match Group*	3,460	185,075
		1,059,032
CONSUMER DISCRETIONARY — 17.5%
CarMax*	10,284	604,493
Carter's	14,382	1,192,268
Cedar Fair (A)	15,749	870,920
Dorman Products*	9,286	798,132
LCI Industries	19,335	1,593,977
LGI Homes*	30,214	1,791,690
LKQ*	6,508	170,640
NVR*	56	148,960
PetMed Express	37,645	891,433
Pool	4,181	626,774
Service International	19,863	852,520
Stamps.com*	8,945	1,664,486
Vail Resorts	1,996	375,767
		11,582,060
CONSUMER STAPLES — 5.7%
B&G Foods	48,960	1,305,274
Casey's General Stores	11,113	1,430,021
J&J Snack Foods	4,777	737,330
National Beverage*	3,799	318,508
		3,791,133
ENERGY — 1.9%
Apergy*	21,363	718,224
Core Laboratories	7,526	507,704
		1,225,928
FINANCIALS — 18.3%
Artisan Partners Asset Management, Cl A	28,319	660,399
Axos Financial*	59,897	1,818,473
Bank OZK	61,467	1,864,909
Credit Acceptance*	1,464	582,701
Diamond Hill Investment Group	3,722	576,910
Eagle Bancorp*	34,477	1,892,098
FactSet Research Systems	2,677	585,272
Markel*	774	815,417
Texas Capital Bancshares*	24,733	1,441,192

DESCRIPTION	SHARES	VALUE
Universal Insurance Holdings	24,924	$940,133
Western Alliance Bancorp*	20,824	922,087
		12,099,591
HEALTH CARE — 11.7%
Bio-Rad Laboratories, Cl A*	1,314	328,329
Bruker	39,926	1,399,806
Cambrex*	17,245	752,744
Centene*	5,861	765,271
Charles River Laboratories International*	13,773	1,696,696
Encompass Health	24,961	1,668,393
Molina Healthcare*	1,993	265,029
Universal Health Services, Cl B	6,199	821,553
		7,697,821
INDUSTRIALS — 19.8%
AMERCO	2,942	1,066,946
AMETEK	6,886	501,989
Fortune Brands Home & Security	21,363	967,744
Genesee & Wyoming, Cl A*	11,124	873,457
Hexcel	22,630	1,532,277
KAR Auction Services	17,447	907,418
Middleby*	13,761	1,618,569
Toro	32,450	1,930,775
Watsco	7,590	1,119,373
Woodward	11,721	1,064,853
XPO Logistics*	24,350	1,479,993
		13,063,394
INFORMATION TECHNOLOGY — 12.3%
Cabot Microelectronics	3,889	396,250
Coherent*	9,908	1,171,126
LogMeIn	20,235	1,882,260
Marvell Technology Group	27,265	505,220
MAXIMUS	19,956	1,399,514
MKS Instruments	7,919	646,428
PTC*	3,275	277,687
Tyler Technologies*	1,734	328,056
Universal Display	14,659	1,522,044
		8,128,585
MATERIALS — 4.4%
Berry Global Group*	23,225	1,143,831
Martin Marietta Materials	1,565	276,504
Summit Materials, Cl A*	3,382	51,609
Valvoline	66,178	1,463,196
		2,935,140

TD ASSET MANAGEMENT USA FUNDS INC.
Epoch U.S. Small-Mid Cap Equity Fund • Schedule of Investments
January 31, 2019

DESCRIPTION	SHARES	VALUE
REAL ESTATE — 4.4%
Jones Lang LaSalle	11,454	$1,642,618
Ryman Hospitality Properties‡	15,344	1,232,891
		2,875,509
TOTAL COMMON STOCK		64,458,193
TOTAL INVESTMENTS (Cost $67,408,963) — 97.6%		64,458,193
OTHER ASSETS AND LIABILITIES, NET — 2.4%		1,614,949
NET ASSETS — 100.0%		$66,073,142

*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)	Security considered Master Limited Partnership. At January 31, 2019, this security amounted to $870,920 or 1.3% of net assets.

Cl — Class

As of January 31, 2019, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2019, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors
TD Asset Management USA Funds Inc.

To the Shareholders of TD 1- to 5-Year Corporate Bond Portfolio, TD 5- to 10-Year Corporate Bond Portfolio, TD Global Low Volatility Equity Fund and Epoch U.S. Small-Mid Cap Equity Fund and the Board of Directors of TD Asset Management USA Funds Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of TD 1- to 5-Year Corporate Bond Portfolio, TD 5- to 10-Year Corporate Bond Portfolio, TD Global Low Volatility Equity Fund and Epoch U.S. Small-Mid Cap Equity Fund (collectively referred to as the “Funds”) (four of the funds constituting TD Asset Management USA Funds Inc. (the “Company”)), including the schedules of investments, as of January 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (four of the funds constituting TD Asset Management USA Funds Inc.) at January 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, where due to error or fraud. The Company is not required to have, nor were we engaged to perform an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more TD Asset Management investment companies since 1996.

Philadelphia, Pennsylvania
March 28, 2019

Directors and Officers Information
(Unaudited)

The following table contains information regarding the Company’s Directors and Officers. Directors who are not deemed to be “interested persons’ of the Company, as defined in the Investments Company Act of 1940 as amended (the “1940 Act”), are referred to as “Independent Directors.” A Director who is deemed to be an “interested person” of the Company is referred to as an “Interested Director.” The Fund’s Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by writing TD Asset Management USA Funds Inc., Customer Service, P.O. Box 182300, Columbus, OH 43218-2300, or by calling 1-866-416-4031. The following chart lists Directors and Officers as of January 31, 2019.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years††
Independent Directors
DONALD J. HERREMA c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 66	Chairman of the Board and Director	Chairman of Board since 6/20/13; Chairman of Nominating/Governance Committee since March 2011 to June 2017; Director since 3/30/09	Financial Services Executive, Advisor and Founder of BlackSterling Partners, LLC (private investments and advisory firm) since 2004; Executive Vice Chairman and Senior Advisor at Kennedy Wilson (international real estate firm), 2009 – 2016.	4	Director, AbelNoser Holdings (2016-present); Member, USC Marshall Business School Board (2010-present); President and Trustee, Christ Church (2008 – 2016); Director, Lepercq de Neuflize (2009 – 2016); Chairman and Trustee Emeritus (since 2014), Trustee (1995 – 2014) of Whittier College; Director, FEG, Investment Advisors (2017 – present); Director, Independent Life Insurance Company (2018 – present). Chairman of the Board and Independent Director, North Square Investments Trust (2018 – present).

JAMES E. KELLY c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 67	Director and Chairman of the Audit Committee	Director since 12/18/08; and Chairman of the Audit Committee since 3/24/11	Trustee of Albany Law School (2000 – 2015); Vice Chairman (2013 – 2015); Retired Executive Vice President and General Counsel, Dime Bancorp, Inc.; Former Senior Adviser to New York State Banking Department; real estate investor.	4	Trustee Emeritus of Albany Law School.

ROBERT P. HERRMANN c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 56	Director and Chairman of the Nominating/Governance Committee	Director since 9/23/14; Chairman of the Nominating/Governance Committee since 6/22/17	President & CEO of Discovery Data, a leading financial services industry data provider (2009 – present).	4	Independent Trustee of Arbitrage Funds; Director, FTJ Fund Choice Holdings, LLC.

Interested Director
BARBARA F. PALK††† c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 67	Director	Since 12/17/10	Retired Senior Vice President – TD Bank Group.	4	Director of Ontario Teachers’ Pension Plan Board (2012 – present); Director of First National Financial Corp. (2013 – present); Trustee of Crombie REIT (2014 – present); Trustee (2011-5/31/2016) and Chair of Queens University (2012 – 5/31/2016).

†	The table shows the time period for which each individual has served as Director. There is no set term of office for Directors.
††	In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in other investment companies registered under the Investment Company Act, as of January 31, 2019.
†††	Ms. Palk is considered an “interested person” of the Company because she owns shares of The Toronto-Dominion Bank.

Directors and Officers Information
(Unaudited) (Concluded)

Name, Address and Age	Position(s) held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years
Officers
R. MICHAEL THORFINNSON c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 55	President and Chief Executive Officer	Since 3/26/15	Chief Administrative Officer of TD Asset Management Inc. since 2010; Chief Risk Officer of TD Asset Management Inc. from 2002 – 2015 and 2017 – present.

ALLEGRA R. RESSA c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 45	Anti-Money Laundering Officer	Since 1/12/19	Since 2013, Vice President and Director of the Investment Manager.

ERIC KLEINSCHMIDT c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 50	Treasurer and Chief Financial Officer	Since 9/22/08	Since November 2004, Fund Accounting Director at SEI Investments.

MARC ALMES c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 47	Assistant Treasurer	Since 9/22/08	Since January 1999, Fund Accounting Manager at SEI Investments.

JAMES BERNSTEIN c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 56	Secretary	Since 12/18/17	Attorney, SEI Investments, since 2017; Former Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016.

MICHELE R. TEICHNER c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 59	Chief Compliance Officer, Vice President and Assistant Secretary	Chief Compliance Officer since 6/11/04; Vice President and Assistant Secretary since 11/2/99	Since January 2006, Managing Director of the Investment Manager.

†	The table shows the time period for which each individual has served as Officer. There is no set term of office for Officers.

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TDAMANN03

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This Code of Ethics is included as an Exhibit.

During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)	(1) The registrant’s board of directors has determined that the registrant has one audit committee financial expert serving on its audit committee.

3(a)	(2) The audit committee financial expert is Jim Kelly who is “independent” for purposes of this item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

2018 - $ 121,760

2019 - $ 127,750

(b)	Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2018 - $ 4,540

2019 - $ 0

(c)	Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

For services rendered by the principal accountant related to the annual tax returns and excise tax returns.

2018 - $ 61,320

2019 - $ 52,400

(d)	Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item. Registrants shall describe the nature of services comprising the fees disclosed under this category.

2018 - $ 0

2019 - $ 0

(e)	(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s audit committee charter (the “charter”) notes that one of the primarily responsibilities of the Audit Committee is to pre-approve any independent accountants’ engagement to render audit and/or permissible non-audit services, as required by law. In addition to the requirement to pre-approve audit and permissible non-audit services to be rendered to the Fund by its independent accountants the Audit Committee is currently required to pre-approve non-audit services rendered by the Fund’s independent accountants to the Fund’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by or under common control with its investment adviser that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The charter also notes that the Audit Committee shall have the duty and power, among other things, (i) to select, retain or terminate independent accountants and, in connection therewith, without limitation, to approve the proposed terms of the independent accountants’ engagement and to approve the fees charged and proposed to be charged by the independent accountants to the Fund for audit and permissible non-audit services; and (ii) to meet with the Fund’s independent accountants at least twice during each fiscal year, including private meetings, and review written materials prepared by the independent accountants, as appropriate, to review all non-audit services provided by the independent accountants that do not require Audit Committee pre-approval and are provided by to Covered Service Providers; and (iii) to grant pre-approval to any permissible non-audit services as required by law.

The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2018 - 0%

2019 - 0%

(f)	If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

(g)	Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing service to the registrant for each of the last two fiscal years of the registrant.

2018 - $ 61,320

2019 - $ 52,400

(h)	Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics for Principal Executive and Principal Financial Officers are attached hereto, evidencing a change to the Principal Executive Officer.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) TD Asset Management USA Funds Inc.

By (Signature and Title)* /s/ R. Michael Thorfinnson, President

      R. Michael Thorfinnson, President

Date April 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ R. Michael Thorfinnson, President

      R. Michael Thorfinnson, President

Date April 9, 2019

By (Signature and Title)* /s/ Eric Kleinschmidt, Treasurer

      Eric Kleinschmidt, Treasurer

Date April 9, 2019

* Print the name and title of each signing officer under his or her signature.